                                                     1933 Act File No.: 33-36065
                                                     1940 Act File No.: 811-6673

                       Securities and Exchange Commission

                              Washington, DC 20549

                                    Form N-1A

                 REGISTRATION UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 10_

                                     and/or

                 REGISTRATION UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 12

                            --------------------------

                           THE PARNASSUS INCOME TRUST

                (Exact Name of Registrant as Specified in Charter)

                                   One Market

                           Steuart Tower - Suite #1600

                             San Francisco, CA 94105

                     (Address of Principal Executive Office)

        Registrant's Telephone Number including Area Code: (415) 778-0200

                                Jerome L. Dodson

                                   One Market

                           Steuart Tower - Suite #1600

                             San Francisco, CA 94105

                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective on May 1, 2000 pursuant to paragraph (b) of Rule 485.

                       -------------------------

        Title of Securities Being Registered..........Shares of
                Beneficial Interest, no par value.

                           The Parnassus Income Trust

                                   Prospectus

                                   MAY 1, 2000

PROSPECTUS-MAY 1, 2000
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   The Parnassus Income Trust (the "Trust") is a mutual fund, managed by Parnassus Investments (the "Adviser"). The Adviser chooses the Trust's investments according to social standards described in this Prospectus. In general, the Adviser will choose investments that it believes will have a positive social impact.

   The Trust has three funds. The Equity Income Fund invests primarily in stocks that pay a dividend, and its investment objective is both current income and capital appreciation. The Fixed-Income Fund invests primarily in bonds and other fixed-income investments, and its investment objective is a high level of current income consistent with safety and preservation of capital. The California Tax-Exempt Fund (for California residents only) has as its investment objective a high level of current income exempt from federal and California personal income tax consistent with prudent investment management.

TABLE OF CONTENTS
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Investment Summary                      2   How to Purchase Shares          16
Trust Expenses                          7   How to Redeem Shares            17
The Legend of Mt. Parnassus             8   Dividends and Taxes             19
Investment Objective and Policies       9   Financial Highlights            20
Management                             13   General Information             22
The Adviser                            15


Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY
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                               Equity Income Fund

Investment Objective and Principal Strategies

   The Parnassus Equity Income Fund invests primarily in a diversified portfolio of equity securities. Its investment objective is both current income and capital appreciation. Equity securities include common and preferred stock as well as convertible bonds. At least 75% of the Fund's total assets will normally be invested in equity securities that pay interest or dividends. The remaining 25% may be invested in non-dividend paying equity securities, in investment grade debt securities or money market instruments. The Fund seeks to invest in equity securities that pay above-average dividends and which the Adviser believes have the capacity to raise dividends in the future and also have the potential for capital appreciation. To determine a company's prospects, the Adviser reviews the company's profit and loss statement, sales, earnings and dividend histories, net cash flow and outlook for future earnings.

   The Fund takes social as well as financial factors into account in making investment decisions. In general, The Parnassus Equity Income Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

Principal Risks of Investing in the Equity Income Fund

   Investing in the Fund may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid for them. The Fund's share price changes daily based on the value of its holdings. Stock markets are volatile and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both here and abroad. The Fund's holdings can vary significantly from broad stock market indexes. As a result, the Fund's performance can deviate from the performance of these indexes. For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. (Legally, shareholders may redeem at any time, but the Fund manager recommends a minimum three-year holding period.)

Performance Information for the Equity Income Fund

   The bar chart below provides an indication of the risks of investing in the Parnassus Equity Income Fund by showing changes in the Fund's performance from year to year over a seven-year period. Prior to April 1, 1998, the Parnassus Equity Income Fund had a different investment objective, maintaining a balanced portfolio of both stocks and bonds. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                  Insert Chart

   During the seven-year period shown in the bar chart, the highest return for a quarter was 23.4% (quarter ending December 31, 1998) and the lowest return for a quarter was a loss of 11.6% (quarter ending September 30, 1998).

   Below is a table comparing the performance of the Parnassus Equity Income Fund with the S&P 500 Index and the average equity income fund followed by Lipper Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992).

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Average Annual Total Returns      Parnassus Equity      Lipper Equity Income      Wilshire 5000      S&P 500
for periods ending 12/31/99          Income Fund            Fund Average            Index             Index
-------------------------------------------------------------------------------------------------------------
One Year                               22.78%                   3.34%               23.82%           21.04%
Five Years                             18.13%                  17.36%               27.11%           28.46%
Since Inception 8/31/92                14.73%                  14.24%               20.80%           21.43%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 is the Standard & Poor's Composite Index of 500 large stocks, a widely recognized index of common stock prices. The Wilshire 5000 is a composite index of more than 5,000 companies that includes virtually all publicly-traded companies that are suitable for investment by institutional investors. For comparative purposes, the Parnassus Equity Income Fund will henceforth use the Wilshire 5000 instead of the S&P 500 because the former is more representative of the market as a whole while the S&P 500 emphasizes larger companies. An individual cannot invest in the S&P 500 Index or the Wilshire 5000 Index and these indices do not take any investing expenses into account as do the figures for The Parnassus Equity Income Fund and Lipper's Mid-Cap Value Average.

                                Fixed-Income Fund

Investment Objective and Principal Strategies

   The Parnassus Fixed-Income Fund invests in a diversified portfolio of bonds and other fixed-income instruments and its investment objective is a high level of current income consistent with safety and preservation of capital. The Fund invests in investment grade bonds which means they are rated within the four highest categories as determined by a nationally-recognized rating service. Ordinarily, at least 65% of the Fund's total net assets will be invested in bonds rated "A" or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Rating Group (S&P).

   The Fund may invest in a combination of long-term, intermediate-term or short-term fixed-income securities depending on market conditions and these securities may also have floating or variable interest rates. The portfolio may be comprised of U.S. Government obligations, corporate bonds, preferred stock, convertible preferred stock and convertible bonds. The Fund will not invest in "high-yield" or "junk" bonds. The Fund may, however, hold bonds that were investment grade when first purchased, but have subsequently fallen below investment grade. The Adviser, however, will not permit more than 15% of the Fund's total net assets to be invested in such bonds at any one time.

   The Fund takes social as well as financial factors into account in making investment decisions. In general, The Parnassus Fixed-Income Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

Principal Risks of Investing in the Fixed-Income Fund

   Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. The Fund's average weighted maturity will be between 5 and 20 years. The value of the Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value will likely go down, and as interest rates drop, the NAV of the Fund will likely go up. This Fund is intended for investors who can accept the fact that there will be principal fluctuations. The NAV of the Fund will also be affected by other factors such as credit risk (the possibility that an issuer of a debt obligation does not pay the Fund interest or principal) and market risk (the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably). When you sell your shares of the Fund, they may be worth more or less than what you paid for them.

Performance Information for the Fixed-Income Fund

   The bar chart below provides an indication of the risks of investing in the Parnassus Fixed-Income Fund by showing changes in the Fund's performance from year to year over a seven-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                  Insert Chart

   During the seven-year period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ending June 30, 1995) and the lowest return for a quarter was a loss of 4.4% (quarter ending June 30, 1994).

   Below is a table comparing the performance of the Parnassus Fixed-Income Fund with the Lehman Government/Corporate Bond Index and the average A-rated bond fund followed by Lipper Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992).

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Average Annual Total Returns            Parnassus           Lipper A-Rated Bond       Lehman Government/
for periods ending 12/31/99         Fixed-Income Fund          Fund Average          Corporate Bond Index
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One Year                                 (4.32%)                  (2.58%)                   (2.15%)
Five Years                                7.45%                    6.91%                     7.61%
Since Inception 8/31/92                   5.87%                    5.79%                     6.13%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Government/Corporate Bond Index is a widely recognized index measuring the performance of bonds and other fixed-income securities. An individual cannot invest directly in the index and the index does not take investing expenses into account as do the figures for the Parnassus Fixed-Income Fund and Lipper Inc.'s average A-rated bond fund.

                           California Tax-Exempt Fund

Investment Objective and Principal Strategies

   The Parnassus California Tax-Exempt Fund is available to California residents only. It invests in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. Its investment objective is to provide a high level of current income exempt from both federal and California personal income tax consistent with prudent investment management.

   The Fund invests in investment grade bonds which means they are rated within the four highest categories as determined by a nationally-recognized rating service. No more than 20% of the Fund's portfolio will be invested in the 4th highest category. Under normal circumstances, the Fund will invest 100% of its assets in California municipal obligations. However, it could invest up to 20% of its assets in private activity bonds that may be subject to the federal alternative minimum tax.

   The Fund takes social as well as financial factors into account in making investment decisions. The Parnassus California Tax-Exempt Fund seeks a portfolio that will have a positive social and environmental impact. Examples would be bonds that support schools, libraries, hospitals, mass transit, low and moderate income housing and pollution control facilities.

Principal Risks of Investing in the California Tax-Exempt Fund

   Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. The Fund's average weighted maturity will be 5 years or more. The value of the Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value (NAV) will likely go down, and as interest rates drop, the NAV of the Fund will likely go up. The Fund also is subject to credit risk and market risk. This Fund is intended for investors who can accept the fact that there will be principal fluctuations. As the Fund invests primarily in California municipal securities, there are special risks involved. The NAV of the Fund will be affected by factors such as changes to the state constitution regarding taxes, changes in the federal tax status of municipal securities and changes in bond ratings based on the California economy. When you sell your shares of the Fund, they may be worth more or less than what you paid for them.

Performance Information for the California Tax-Exempt Fund

   The bar chart below provides an indication of the risks of investing in the Parnassus California Tax-Exempt Fund by showing changes in the Fund's performance from year to year over a seven-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                  Insert Chart

   During the seven-year period shown in the bar chart, the highest return for a quarter was 8.0% (quarter ending March 31, 1995) and the lowest return for a quarter was a loss of 5.7% (quarter ending March 31, 1994).

   Below is a table comparing the performance of the Parnassus California Tax-Exempt Fund with the Lehman Municipal Bond Index and the average California Municipal Bond Fund followed by Lipper, Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992).

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                                                                 Lipper California

Average Annual Total Returns           Parnassus California        Municipal Bond        Lehman Municipal
for periods ending 12/31/99               Tax-Exempt Fund           Fund Average            Bond Index
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One Year                                      (2.01%)                  (5.16%)                (2.06%)
Five Years                                     7.16%                    6.10%                  6.92%
Since Inception 8/31/92                        5.88%                    5.13%                  5.91%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Municipal Bond Index is a recognized index measuring performance of municipal bonds in the United States. An individual cannot invest directly in the index and the index does not take into account investing expenses as do the figures for the Parnassus California Tax-Exempt Fund and Lipper's average California Municipal bond fund.


TRUST EXPENSES

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   This table  describes  the fees and expenses  that you may pay if you buy and hold shares of the Trust.

                                                                      Equity      Fixed-       California
                                                                      Income      Income     Tax- Exempt
Shareholder Fees (paid by the investor directly)                        Fund        Fund             Fund
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Maximum Sales Charge (load) Imposed on Purchases                        None        None             None
Redemption Fees                                                         None        None             None

Annual Trust Operating Expenses (paid from Trust assets)
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Management Fees (before expense reimbursement)                         0.73%       0.50%            0.50%
12b-1/Distribution Fees                                                 None        None             None
Other Expenses                                                         0.54%       0.73%            0.45%
Total Annual Trust Operating Expenses                                  1.27%       1.23%            0.95%
Expense Reimbursement                                                  0.20%       0.36%            0.25%
Net Expenses                                                           1.07%       0.87%            0.70%


   The "Total Annual Trust Operating Expenses" indicated in the table overstate the expenses you would actually pay since they are based on expenses before fee reimbursements and not on the Net Expenses. However, the Adviser is contractually obligated to limit the total operating expenses to 1.07%, 0.87%, and 0.75% of the net assets of the Equity Income Fund, the Fixed-Income Fund, and the California Tax-Exempt Fund, respectively. The Adviser's contractual obligation is in place until December 31, 2000, after which date the Adviser may discontinue the expense limit upon giving 30 days' prior notice to the Fund. The SEC, though, requires that the calculations of Total Annual Trust Operating Expenses be made on the basis of pre-waiver expenses to show what expenses might potentially be in the future.

   The Examples in this table are intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in each of the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investments have a 5%* return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be as follows:

                                 One Year  Three Years   Five Years   Ten Years

   Equity Income Fund              $129       $403          $697       $1,584

   Fixed-Income Fund               $125       $390          $676       $1,489

   California Tax-Exempt Fund      $ 97       $303          $525       $1,166



       * The 5% return figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be greater or lesser than those shown.

   The expenses shown above are the total fees you would pay throughout the time period indicated -- not ones you would pay every year. For example, the figure for ten years is not the expense figure for that single year, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

   From time to time, a Fund may direct brokerage commissions to firms that may pay certain expenses of a Fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the Fund's shareholders. No fund engaged in such directed brokerage in 1998. If a fund does so in the future, such directed brokerage is expected to occur on an irregular basis, so the effect on the expense ratios cannot be calculated with any degree of certainty.

THE LEGEND OF MT. PARNASSUS
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   Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

   Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

   The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

   There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

   The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and frequently, the proud were humbled and the lowly were justified.

INVESTMENT OBJECTIVES AND POLICIES
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Social Policy

   The Adviser looks for certain social policies in the companies in which the Trust invests. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal employment opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria. The Adviser also considers social factors other than these six (as discussed under the investment objectives of each of the three Funds).

   Although the Trust emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Trust also screens out weapons contractors and those that generate electricity from nuclear power.

   The social criteria of The Parnassus Income Trust limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Trust's social criteria and still enable each fund to provide a competitive rate of return.

                               Equity Income Fund

   The investment objective of the Equity Income Fund is both current income and capital appreciation. The Fund tries to achieve this objective by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock as well as securities that are convertible into these instruments such as convertible bonds. As an operating policy, at least 75% of the Fund's total assets will normally be invested in equity securities that pay a dividend (or interest in the case of convertible debt instruments), and up to 25% of the Fund's total assets may be invested in non-dividend paying equity securities, in investment grade debt securities or in money market instruments. However, for temporary, defensive purposes, the Fund may invest all its assets in money market instruments or investment grade debt. "Investment grade" means rated within the four highest categories as determined by a nationally-recognized rating service such as S&P or Moody's.

   The Fund seeks to invest in equity securities that pay above-average dividends and which the Adviser believes have the capacity to raise dividends in the future and also have the potential for capital appreciation. The Fund seeks to achieve a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500 Composite Stock Price Index. Issuers of securities in which the Fund invests must meet the social criteria stated in this Prospectus.

   The Equity Income Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds such as those that provide financing for small business and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, the Fund may invest in obligations issued by community loan funds at below market interest rates. Generally, there is no secondary market, and thus no liquidity, for these investments. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

Risk Factors

   As with all investments, there are a number of risk factors associated with the Equity Income Fund. Equity securities in the Fund pose a risk in that an individual enterprise may fall on hard times and operate with little or no profits; this would depress the price of its stock. Also, companies that pay dividends may not do so if they don't have profits or adequate cash flow. There are also risks associated with the economic cycle (e.g., a recession) as well as market risks that might sharply reduce the valuation of all stocks or stocks in a specific industry. Since the Equity Income Fund invests primarily in stocks that pay a dividend, the portfolio will be invested in larger, more mature companies. These companies tend to be safer and less volatile than those companies that don't pay a dividend.

   With preferred stock and higher-yielding common stocks such as utilities, a major risk is increased interest rates that will decrease the market value of the securities in question. For a fuller description of interest rate risk, see the Risk Factors section under Fixed-Income Fund.

   Money market instruments generally limit potential for capital appreciation. The Fund's investment in debt securities and money market instruments subjects it to other types of risks. For more information on the risks associated with debt securities, see the Risk Factors section under Fixed-Income Fund.

   There are also special risks involved with community development investments which may comprise as much as 10% of the Fund. These investments do not have liquidity, and community loan funds do not have the same kind of financial resources as do large commercial enterprises. Moreover, there is no publicly available track record for community loan funds so it is hard to assess the history of these kinds of investments. In fact, one of the social objectives of The Parnassus Income Trust is to establish a publicly available track record for community development investments.

                                Fixed-Income Fund

   The investment objective of the Fixed-Income Fund is a high level of current income consistent with safety and preservation of capital. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed-income instruments that are rated investment grade. Securities in the lowest of the four investment grade categories (Baa or BBB, as rated by Moody's and S&P, respectively) are considered investment grade, but they may have speculative elements about them. The Fixed-Income Fund ordinarily will have at least 65% of its net assets in securities rated "A" or better (i.e., the three highest categories) by S&P or Moody's. See the Appendix in the SAI for a description of bond ratings. Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities need not have a rating.

   The  Fixed-Income  Fund  may  invest  in  long-term,   intermediate-term   or
short-term fixed-income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund may include preferred stock, convertible preferred stock and convertible bonds.

   The Fixed-Income Fund invests only in investment grade securities. The Fund will not invest in "high-yield" or "junk" bonds. Because of this emphasis on quality and safety, the Fund's yield may not be as high as it otherwise might be.

   This Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds. See the section on the Equity Income Fund for details.

Risk Factors

   The Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The Adviser anticipates that the Fixed-Income Fund's average weighted maturity will be between 5 and 20 years. Because of this relatively long maturity, the value of this Fund will vary inversely with changes in interest rates. As interest rates go up, the NAV will likely go down, and as interest rates drop, the NAV of this Fund will likely go up. This is known as "interest rate risk." The Fund is subject to credit risk (the risk that the default of an issuer would leave the Fund with unpaid interest or principal) and market risk (the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably). The Fixed-Income Fund is intended for investors who can accept the fact that there will be principal fluctuations. For a description of risks associated with community development loan funds, see the Risk Factors section in Equity Income Fund.

                           California Tax-Exempt Fund

   The investment objective of the California Tax-Exempt Fund is to provide a high level of current income exempt from both federal and California personal income tax consistent with prudent investment management. The Adviser pursues this objective by investing in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. This Fund is for California residents only.

   For temporary purposes, the Fund may invest up to 10% of its assets in no-load, open-end investment companies which invest in tax-exempt securities with maturities of less than one year ("tax-exempt money market funds") but the Fund will put no more than 5% of its assets into any one fund.

   Normally, the Fund will have all its assets invested in tax-exempt securities, but may temporarily invest in short-term taxable money market instruments. Temporary investments will be limited to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, prime commercial paper or deposits with federally-insured financial institutions, and the Fund may engage in repurchase transactions involving U.S. Government securities.

Risk Factors

   Since the California Tax-Exempt Fund invests primarily in California municipal securities, there are special risks involved. Changes in the State constitution and other laws raise questions about the ability of State and municipal issuers to obtain sufficient revenue to pay their bond obligations. In particular, California voters have approved amendments to the State constitution which limit property taxes as well as the ability of taxing entities to raise other types of taxes. In addition, another constitutional amendment, popularly known as the Gann Initiative, limits increases in revenue appropriations. Federal legislative proposals have threatened the tax-exempt status or use of mu-nicipal securities. Because the Fund will concentrate its investments in California obligations, the Fund is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Fund, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states.

   The Fund typically invests in securities with maturities of more than one year, and the average maturity of all securities will usually be five years or more. If the Adviser determines that market conditions warrant a shorter average maturity, the Fund will be adjusted accordingly. The Fund is subject to credit risk, market risk and interest rate risk (for a full description of these risks, see Risk Factors in Fixed-Income Fund). In addition, the Fund's investments may be difficult to value precisely and sell at a desired time or price. Also the Fund may be affected if a municipality fails to include an obligation held by the Fund in future budgets. The California Tax-Exempt Fund is intended for investors who can accept the fact that there will be principal fluctuations.

MANAGEMENT

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   The Trustees and officers are listed below together with their principal occupations during at least the past five years.

   Jerome L. Dodson*, 56, President and Trustee, is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund and he also served as a Trustee from 1988 to 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he concentrated in finance. Mr. Dodson is the Fund's portfolio manager. He is also President and Trustee of The Parnassus Fund.

   David L. Gibson, 60, Trustee, is an attorney in private practice specializing in taxation and personal financial planning. From 1973 to 1984, he was with the Crown Zellerbach Corporation where he served as tax counsel and, later, as Director of Public Affairs. Mr. Gibson is active in civic affairs and his special interests include senior citizens and environmental protection. He holds a bachelor's degree in business administration from Virginia Polytechnic Institute, an MBA from Golden Gate University, a J.D. from Washington and Lee University and an LLM from William and Mary. Mr. Gibson is also a Trustee of The Parnassus Fund.

   Gail L. Horvath, 50, Trustee, is co-owner of Just Desserts, a San Francisco-based bakery and cafe. A co-founder of Just Desserts, her experience includes market research, product planning and product development. For four years, she served as a director of Continental Savings of America. She is a graduate of Ohio State University. Ms. Horvath is also a Trustee of The Parnassus Fund.

     Herbert A. Houston, 56, Trustee, is a health care consultant. Previously, he spent 12 years as the Chief Executive Officer of the Haight-Ashbury Free Clinics, Inc. Mr. Houston is on the Board of the Alameda County Medical Center and is a Health Commissioner for Alameda County. He is a graduate of California State University at Hayward and holds a Master's degree in Public Administration & Health Services from the University of Southern California. Mr. Houston is also a Trustee of The Parnassus Fund.

     Cecilia C.M. Lee, 56, Trustee, is President of hybridArts.com, a Silicon Valley-based electronics firm. She is a San Francisco Asian Art commissioner and serves on the board of public television station KQED. Ms. Lee is a Director of the Tech Museum of Innovation and the Asian-American Manufacturers Association. She is also on the Advancement Board of the West Valley-Mission Community College. She received a bachelor's degree from the National Music and Art Institute of Taiwan. Ms. Lee is also a Trustee of The Parnassus Fund.

   Leo T. McCarthy, 69, Trustee, is President of the Daniel Group, a partnership involved in foreign trade. His current directorships include Linear Technology, Open Data Systems and the U.S. National Gambling Impact Study Commission. He has also served as a Regent of the University of California. From 1969 to 1982, he served as a member of the California State Assembly, six years as Speaker. From 1983 to 1995, he served as Lieutenant Governor of the State of California where his major responsibility was economic development. He holds a B.S. from the University of San Francisco and a J.D. from San Francisco Law School and is licensed to practice law in California. Mr. McCarthy is also a Trustee of The Parnassus Fund and a Director of the Forward Global Fund, another mutual fund.

   Donald E. O'Connor, 63, Trustee, is a retired executive who spent 28 years as Vice President of Operations for the Investment Company Institute, (the "ICI" is the trade association of the mutual fund industry). During that period, he also spent 10 years as Chief Operating Officer of the ICI Mutual Insurance Company. Prior to joining the ICI, he spent six years with the SEC, including four years as Branch Chief of Market Surveillance. He currently serves as a Trustee of the Advisors Series Trust, another mutual fund. He is a graduate of The George Washington University and holds a Masters in Business Administration from the same institution. Mr. O'Connor is also a Trustee of The Parnassus Fund.

     Howard M. Shapiro, 68, Trustee, is a consultant to non-profit organizations specializing in marketing, fund-raising and organizational structure. Previously, he worked for 28 years in marketing, advertising and public relations. He is Chairman of the Board of the Portland Housing Authority and is Vice Chairman of the Board of the Albina Community Bank in Portland. He also serves on the Board of Oregon's State Accident Insurance Fund and the Multnomah County Investment Council. Mr. Shapiro is a graduate of the University of Washington. He is also a Trustee of The Parnassus Fund. He is no relation to Joan Shapiro.

   Joan Shapiro, 57, Trustee, is a consultant in development banking, community reinvestment, ethical investing and corporate social responsibility. For 20 years, she worked with the South Shore Bank of Chicago, most recently as Executive Vice President. She is a former President of the Social Investment Forum, the national trade association of the social investment industry. Active in Chicago's civic and cultural life for 25 years, she is a Governor of International House of the University of Chicago and a member of the President's Council of Cornell Women. She is a graduate of Cornell University. Ms. Shapiro is also a Trustee of The Parnassus Fund. She is no relation to Howard Shapiro.

     Bryant Cherry, 35, Vice President and Treasurer, is also Vice President and Treasurer of Parnassus Investments. Previously, he worked for Stanford University's Graduate School of Business, Frank, Rimerman & Co. Accountancy and Merrill Lynch & Co. He is a graduate of Stanford University and holds a Master's degree in accounting from San Jose State University. Mr. Cherry joined Parnassus Investments in 2000. He is also Vice President and Treasurer of The Parnassus Fund.

     Susan Loughridge, 51, Vice President and Shareholder Services Manager. Ms. Loughridge is a graduate of University of Arizona. She began her career as an examiner for the Federal Home Loan Bank Board and later joined Continental Savings where she managed Branch Operations until 1991. She has served as Shareholder Services Manager at Parnassus Investments since 1993. Ms. Loughridge is also Vice President of The Parnassus Income Trust.

   Richard D. Silberman, 62, Secretary, is an attorney specialzing in business law. He holds a bachelor's degree in business administration from the University of Wisconsin, a Bachelor of Law, also from the University of Wisconsin and a Master of Law from Stanford University. He is a member of both the Wisconsin and California Bars. Mr. Silberman is also Secretary of The Parnassus Fund.

* Denotes "interested" trustee as defined in the Investment Company Act of 1940.

THE ADVISER

--------------------------------------------------------------------------------
   Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105 acts as investment adviser to each fund subject to the control of the Trust's Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the funds' portfolios. The Adviser has been the investment manager of The Parnassus Fund since 1985 and The Parnassus Income Trust since 1992.

   For its services, the Trust, under an Investment Advisory Agreement (the "Agreement") between the Trust and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of each Fund's average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. However, after taking into account the Adviser's expense reimbursement (more fully described below) the following were actually charged in 1999. For the Equity Income Fund, the investment advisory fee was 0.53%. Parnassus Investments received net advisory fees totaling $229,333 from the Equity Income Fund for the year ended December 31, 1999. For the Fixed-Income Fund, the investment advisory fee was 0.14%. Parnassus Investments received net advisory fees totaling $16,392 from the Fixed-Income Fund for the year ended December 31, 1999. For the California Tax-Exempt Fund, the investment advisory fee was 0.25%. Parnassus Investments received net advisory fees totaling $18,927 from the California Tax-Exempt Fund for the year ended December 31, 1999.

   Parnassus Investments has agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.07% of net assets for the Equity Income Fund, 0.87% of net assets for the Fixed-Income Fund, and 0.75% of net assets for the California Tax-Exempt Fund.

   Jerome L. Dodson is the portfolio manager of each Fund. For more information about Mr. Dodson, please see "Management" above.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Direct Purchase Of Shares

   To purchase shares, an investor should complete and mail the application form along with a check payable to The Parnassus Income Trust. It should be sent to the Trust at the following address.

                                    The Parnassus Income Trust
                                    One Market-Steuart Tower #1600
                                    San Francisco, California 94105

   An initial investment must be at least $2,000 per fund except for certain employee benefit plans or tax qualified retirement plans (such as IRAs or SEPs), Parnassus Automatic Investment Plan (PAIP) and accounts opened pursuant to the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"), which have a $500 minimum. Additional investments for all accounts must be at least $50. Parnassus Investments reserves the right to reject any order. With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. Investments in the Equity Income Fund and the California Tax-Exempt Fund, if received before 1:00 p.m. San Francisco time, will be processed at the net asset value calculated on the same business day they are received. If an investment in either of these Funds is received after 1:00 p.m. San Francisco time, it will be processed the next business day. A fee of $15.00 will be assessed if a check is returned to us unpaid due to insufficient funds, stop payment or for any other reason.

   An investment in the Fixed-Income Fund, if received before 12:00 noon San Francisco time, will be processed at the net asset value calculated on the same business day it is received. An investment in this Fund received after 12:00 noon San Francisco time will be processed on the next business day.

Other Information

   The Trust also offers additional services to investors including plans for the systematic investment and withdrawal of money as well as IRA, ROTH IRA and SEP plans. Information about these plans is available from Parnassus Investments.

   There is no sales charge for the purchase of Trust shares, but investors may be charged a transaction or other fee in connection with purchases or redemptions of Trust shares on their behalf by an investment adviser, a brokerage firm or other financial institution.

Purchases Via Parnassus Automatic Investment Plan (PAIP)

   After making an initial investment to open a Fund account ($500 minimum), a shareholder may purchase additional Fund shares ($50 minimum) via the PAIP. On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Trust and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging." A fee of $15.00 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

Net Asset Value

   The net asset value (NAV) for each fund will usually be calculated on every day the New York Stock Exchange (NYSE) is open for trading ("business day") and on any other day there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The NYSE is closed on national holidays and Good Friday. The NAV of the Equity Income Fund and the California Tax-Exempt Fund will usually be calculated as of the close of trading on the NYSE, usually 4:00 p.m. Eastern time. The NAV of the Fixed-Income Fund will usually be determined as of one hour prior to the close of trading on the NYSE, usually 3:00 p.m. Eastern time. The NAV may not be determined on any day that there are no transactions in shares of the Fund.

   The net asset value per share is the value of a fund's assets, less its liabilities, divided by the number of outstanding shares of that fund. In general, the value of a fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
   You may sell or redeem your shares by offering them for "repurchase" or "redemption" directly to the Trust. To sell your shares to the Trust (that is, to redeem your shares), you must send your written instructions to the Trust at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the NAV next determined after receipt by the Trust of your written instructions in proper form. Give your account number and indicate the number of shares you wish to redeem. All owners of the account must sign unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record on the account. The Trust must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have the redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $10 per transaction. The Trust usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Trust by phone at
(800) 999-3505 if you have any questions about requirements for redeeming your shares.

   If the Trust has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Trust will promptly send you a check for the proceeds from the sale. Ordinarily, the Trust must send you a check within seven days unless the NYSE is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary for the Trust to determine that the purchase check will be honored.

   Exchange Privileges. The proceeds of a redemption of shares of a fund can be used to purchase shares of another fund. The proceeds of a redemption of shares from a fund can also be used to purchase shares of The Parnassus Fund, but the purchase of Parnassus Fund shares will be subject to a sales charge if no sales charge was paid on the fund shares redeemed. If shares are redeemed from The Parnassus Fund and the proceeds invested in shares of the Trust, there will be no additional sales charge if those Trust shares are redeemed and the proceeds invested back into The Parnassus Fund.

   There is no limit on the number or dollar amount of exchanges. The Trust reserves the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale and an exchanging shareholder may, therefore, realize a taxable gain or loss.

   Telephone Transfers. Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from a fund into an identically registered account in another fund or The Parnassus Fund. Neither the Trust nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Trust and the transfer agent will employ reasonable pro-cedures to confirm that instructions communicated by telephone are genuine.

   Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Trust and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Trust at any time upon 60 days' written notice to shareholders.

   Redemption of Small Accounts. The Trustees may, in order to reduce the expenses of the Trust, redeem all of the shares of any shareholder whose account is worth less than $500 (as a result of a redemption order). This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Trust will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.

DIVIDENDS AND TAXES
-------------------------------------------------------------------------------
   The Equity Income Fund normally declares and pays dividends from net investment income ("income dividends") on a quarterly basis. The Fixed-Income Fund and the California Tax-Exempt Fund normally declare and pay income dividends on a monthly basis. Dividends from net long-term capital gains ("capital gains dividends") are paid once a year (usually in December) for each Fund. Shareholders can have dividends paid in additional shares and reinvested or paid out in cash. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it's a return of capital.

Taxation of Shareholders in Equity Income and Fixed-Income Funds

   For the Equity Income Fund and the Fixed-Income Fund, all dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Any net long-term capital gains ("capital gain distributions") distributed to shareholders are taxable as such. An exchange of a fund's shares for shares of another fund will be treated as a sale of a fund's shares for tax purposes and any gain on the transaction may be subject to state and federal income tax. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any dividends paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts, of course, never have to pay taxes.)

   For shareholders of these funds, the Trust may be required to impose backup withholding at a rate of 31% from any income dividend and capital gain distribution. Shareholders can eliminate any backup withholding requirements by furnishing certification of U.S. taxpayer identification numbers and reporting dividends.

   To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by a fund, such dividends, in the hands of that fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction--only corporations.

Taxation of Shareholders of California Tax-Exempt Fund

   This Fund is for California residents only. Dividends derived from interest on state and local obligations constitute "exempt-interest" dividends on which shareholders are not subject to federal income tax. To the extent that income dividends are derived from earnings attributable to California state and local obligations, they will be exempt from federal and California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes.

   Dividends attributable to interest on certain private activity bonds issued after August 7, 1986, must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax (AMT) for individuals and for corporations.

   Dividends derived from taxable interest and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, are taxable to shareholders as a long-term capital gain regardless of how long their shares of the Fund have been held except that losses on certain shares held less than six months will be treated as long-term capital losses to the extent of the capital gain dividends received on such shares.

   The Fund will notify shareholders each January as to the federal and California tax status of dividends paid during the previous calendar year.

FINANCIAL  HIGHLIGHTS
--------------------------------------------------------------------------------
   Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:


----------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                     1999       1998       1997        1996         1995
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $20.13      $20.68     $18.56      $19.58      $15.70
Income from investment operations:
Net investment income                                  0.24        0.75       0.79        0.98        0.88
Net realized and unrealized gain on securities         4.26        1.49       2.86        0.37        3.93
     Total from investment operations                  4.50      2.24         3.65        1.35        4.81
Distributions:
Dividends from net investment income                  (0.26)     (0.73)     (0.79)      (0.97)      (0.90)
Distributions from net realized gains                 (1.24)     (2.06)     (0.74)      (1.40)      (0.03)
     Total distributions                              (1.50)     (2.79)     (1.53)      (2.37)      (0.93)
Net asset value at end of year                       $23.13      $20.13     $20.68      $18.56      $19.58
Total return                                          22.78%     11.05%     20.15%       7.09%      31.13%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*      1.08%      1.05%      1.05%       0.80%       0.72%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments             0.19%      0.24%      0.30%       0.60%       0.82%
Ratio of net investment income to average net assets   1.09%      2.30%      4.04%       4.56%       4.76%
Portfolio turnover rate                               39.53%    166.32%     34.12%      47.80%      15.36%
Net assets, end of year (000's)                     $ 45,999   $ 40,903    $38,847    $ 33,362    $ 26,779


----------------------------------------------------------------------------------------------------------------------
Fixed-Income Fund                                      1999       1998       1997        1996         1995
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $15.98     $16.04     $15.43      $15.73       $13.79
Income from investment operations:
Net investment income                                  0.81       0.84       0.90        0.92         0.95
Net realized and unrealized gain (loss) on securities(1.49)       0.25       0.67       (0.31)        1.95
     Total from investment operations                (0.68)       1.09       1.57        0.61         2.90
Distributions:
Dividends from net investment income                  (0.81)     (0.85)     (0.89)      (0.91)      (0.96)
Distributions from net realized gains                 (0.00)     (0.30)     (0.07)          .--         .--
     Total distributions                              (0.81)     (1.15)     (0.96)      (0.91)      (0.96)
Net asset value at end of year                       $14.49     $15.98     $16.04      $15.43       $15.73
Total return                                         (4.32%)      6.97%     10.60%       4.08%      21.58%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*      0.87%      0.79%      0.82%       0.83%       0.90%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments             0.36%      0.40%      0.43%       0.50%       0.73%
Ratio of net investment income to average net assets   5.36%      4.92%      5.79%       5.98%       6.20%
Portfolio turnover rate                               13.47%     44.98%     17.15%       2.80%      12.10%
Net assets, end of year (000's)                   $  11,006  $  11,482   $  9,683   $   8,384    $   6,585


--------------------------------------------------------------------------------


California Tax-Exempt Fund                             1999       1998       1997        1996         1995
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $16.88     $16.72     $16.02      $16.06       $14.28
Income from investment operations:
Net investment income                                  0.72       0.75       0.74        0.80         0.82
Net realized and unrealized gain (loss) on securities(1.05)       0.26       0.71       (0.06)        1.78
     Total from investment operations                (0.33)       1.01       1.45        0.74         2.60
Distributions:
Dividends from net investment income                  (0.72)     (0.75)     (0.75)      (0.78)      (0.82)
Distributions from net realized gains                 (0.01)     (0.10)         .--         .--         .--
     Total distributions                              (0.73)     (0.85)     (0.75)      (0.78)      (0.82)
Net asset value at end of year                       $15.82     $16.88     $16.72      $16.02       $16.06
     Total return                                    (2.01%)      6.12%      9.33%       4.78%      18.60%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*      0.70%      0.67%      0.67%       0.54%       0.50%
Decrease reflected in the above expense ratios due to
undertakings by Parnassus Investments                  0.25%      0.30%      0.32%       0.46%       0.69%
Ratio of net investment income to average net assets   4.42%      4.43%      4.69%       4.96%       5.30%
Portfolio turnover rate                                1.75%      9.40%     10.00%        0.0%      13.10%
Net assets, end of year (000's)                   $   7,777  $   7,342   $  6,520   $   5,835    $   4,483

* Parnassus Investments has agreed to a 1.25% limit on expenses for the Equity Income Fund and 1% for the Fixed-Income and California Tax-Exempt Funds. Certain fees were waived for the years ended December 31, 1999, 1998, 1997, 1996 and 1995.

   Note: This information is taken from financial statements audited by Deloitte & Touche LLP that were published in the Trust's 1999 annual report.

GENERAL INFORMATION
-----------------------------------------------------------------------------
   Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105, has been selected as the Trust's independent auditors.

   Union Bank of California, 475 Sansome Street, San Francisco, CA 94111, has been selected as the custodian of the Trust's assets.

   Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Trust's transfer agent and accounting agent. Jerome L. Dodson, the Trust's President, is the sole stockholder of Parnassus Investments.

                               Investment Adviser

                              Parnassus Investments

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

                                www.parnassus.com

                              Independent Auditors

                              Deloitte & Touche LLP

                                50 Fremont Street

                         San Francisco, California 94105

                                    Custodian

                            Union Bank of California

                               475 Sansome Street

                         San Francisco, California 94111

                                  LEGAL COUNSEL

                            Gardner, Carton & Douglas

                             321 North Clark Street

                                Chicago, IL 60610

                   You can obtain additional information about

                           The Parnassus Income Trust.

                   A Statement of Additional Information (SAl)

                      dated May 1, 2000 has been filed with

                  the SEC and is incorporated in this prospectus
                   by reference (i.e., legally forms a part of
                    the prospectus). The Trust also publishes
                    an annual, a semiannual and two quarterly

                  reports each year that discuss the Trust's holdings
                    and how recent market conditions as well as the
                  Trust's investment strategies affected performance.

                For a free copy of any of these documents or
                     to ask questions about the Trust,
                  call Parnassus Investments at (800) 999-3505.

                    The SAl, the Fund's annual and semiannual
                         reports and other related materials are
     also available on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies  of this information upon paying a duplicating fee, by writing the Public Reference Section of

                        the SEC, Washington, D.C. 20549-0102.
                    You  can  also   review   and  copy
                  information about the Fund, including the SAl, at the SEC's Public Reference Room in Washington,

                     D.C. or making an electronic request at

                               publicinfo@sec.gov.

                      Call 202-942-8090 for information on
                  the operation of the SEC's Public Reference Room.
                       The Investment Company Act of 1940

                   File Number for The Parnassus Income Trust

                                  is 811-6673.

                           The Parnassus Income Trust

                                   One Market

                           Steuart Tower - Suite #1600

                             San Francisco, CA 94105

                                 (800) 999-3505

                STATEMENT OF ADDITIONAL INFORMATION May 1, 2000



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectus dated May 1, 2000, a copy of which may be obtained by calling or writing the Trust at the address listed above. The Trust's Annual Report to Shareholders dated December 31, 1999 is expressly incorporated by reference and made a part of this Statement of Additional Information. You may obtain a free copy of the Prospectus or the Annual Report by calling the Trust at (800) 999-3505.

                                TABLE OF CONTENTS

                                                                          Page

        Investment Objective and Policies                                  B-2
        Management                                                         B-9
        Control Persons                                                   B-10
        Performance Advertising                                           B-10
        The Adviser                                                       B-12
        Net Asset Value                                                   B-14
        Taxation of the Trust                                             B-15
        Shareholder Services                                              B-15
        General                                                           B-16
        Appendix                                                          B-18

                       Investment Objectives and Policies

     The goal of the Trust is to provide shareholders with current income by investing in securities that have a positive impact on society. The Trust, which is an open-end, management investment company, offers investors a choice of three funds: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. The Trust's Prospectus describes the investment objective and principal strategies of each fund.

Investment Restrictions

     The Trust has adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies which may not be changed as to a fund without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act") of that fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of a fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of a fund's shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Trust may not:

         (1) With respect to 75% of a fund's total net assets, purchase the securities of any one issuer other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result: (i) more than 5% of a fund's total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a fund would hold more than 10% of the outstanding voting securities of any one issuer.

         (2) Purchase any security if as a result any fund would have 25% or more of its net assets (at current value) would be invested in a single industry.

         (3) Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of transactions).

         (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

         (5) Issue senior securities, borrow money or pledge its assets except that each fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A fund will not make additional purchases while any borrowings are outstanding.

         (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities of companies which invest or deal in real estate.

         (7) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (8) Participate on a joint (or joint and several) basis in any trading account in securities.

         (9) Invest in securities of other registered investment companies except that each fund may invest up to 10% of its assets in money market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This

                                                                      B-2


                  restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition.

         (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

(11) Make loans except through repurchase agreements; however, the Trust may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable fund's investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Other Policies

     As an operating policy, the Equity Income Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase foreign securities. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable change can increase its value).

     Under normal circumstances, each fund of the Trust will have its assets invested according to its stated investment objective. However, for temporary defensive purposes or pending the investment of the proceeds of sales of fund shares or portfolio securities, all or part of a fund's assets may be invested in money market instruments or in repurchase agreements. In these situations, a fund will not be following its investment objective.

     An operating (although not fundamental) policy of the Trust is that it may not make an investment if, thereafter, more than 15% of a fund's net assets would be illiquid. If the Trust finds itself with more than 15% of a fund's net assets so invested, it will take action to bring that fund's illiquid assets below 15%. Illiquid assets include: (i) those which are restricted, i.e., those which cannot be freely sold for legal reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight time deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended (1933 Act), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.

Operating Policies

     The Trust has adopted the following operating policies which may be changed by a vote of the majority of the Fund's Trustees:

       (1) The Equity Income Fund may purchase warrants up to a maximum of 5% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase warrants.

(2) No fund may hold or purchase foreign currency except the Equity Income Fund to the extent necessary to settle foreign securities transactions.
                                       B-3

Repurchase Agreements

     The Trust may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Trust purchases a security, the Trust also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Trust's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

      If there is a default, the Resold Securities constitute security for the repurchase obligation and will be promptly sold by the Trust. However, there may be delays and costs in establishing the Trust's rights to the collateral and the value of the collateral may decline. A fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act.) The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Trust's custodian either directly or through a securities depository.

Lending Portfolio Securities

     To generate additional income, a fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A fund must receive collateral in the form of cash or U.S. Government securities at least equal to 102% of the value of the securities loaned. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that fund. During the time portfolio securities are on loan, the borrower pays that fund any dividends or interest received on such securities. While a fund does not have the right to vote securities that are on loan, a fund may terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the lending fund can demand repayment at any time.

Other Policies and Risks of the California Tax-Exempt Fund

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the taxing power of the issuer and considered the safest type of municipal bond. Revenue bonds are backed by the revenue from a specific project and may be backed by the credit and security of a private user. Investments in revenue bonds have more potential risk. While interest on private activity revenue bonds may be tax-exempt, it may be treated as a tax preference item for taxpayers subject to the federal alternative minimum tax. The California Tax-Exempt Fund will minimize its investment in such bonds, and no more than 20% of the Fund's assets will be invested in bonds whose income is treated as a tax preference item under the federal alternative minimum tax.

     The Fund may also purchase a right to sell a security held by the Fund back to the issuer of the security or another party at an agreed upon price at any time during a stated period or on a certain date. These rights are referred to as "demand features" or "puts." The Fund may also purchase floating or variable rate obligations (including participations) as well as variable rate demand notes (VRDNs) which feature interest rates that float with an index and a "put" feature.

     The Fund will hold only investment grade securities, i.e., those that have been rated at the time of purchase in one of the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch Investors Services, Inc. ("Fitch"), or if unrated, being similar in quality, in the Adviser's opinion, to securities in one of the top four categories. These are considered "investment grade" securities, although, according to Moody's, bonds in the fourth-highest category ("Baa") are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions; they also have some speculative characteristics. (An Appendix to the SAI contains a description of the ratings of Moody's, Fitch and Standard & Poor's.) The Fund will not invest more than 20% of its total assets in securities rated in the fourth highest category. If the rating on a security held by the Fund falls below investment grade after purchase, the Adviser will consider such an event in its evaluation of the security, but it will not necessarily result in an automatic sale of that security. The Fund does, however, have an operating policy that no more than 5% of its assets may consist of securities which were rated investment grade at the time of purchase, but subsequently drop below investment grade. Because the Fund emphasizes safety and avoids junk bonds and other securities below investment grade, the yield may not be as high as it otherwise might be.

     Examples of activities which the Trustees have determined have a positive social and environmental impact include financing for schools, libraries, hospitals, mass transit, low and moderate income housing, pollution control facilities, renewable energy resources, energy conservation projects, park development and open space acquisition. The Fund will not finance activities with a negative social or environmental impact as determined by the Trustees and the Adviser. Examples of activities with a negative social or environmental impact include generating electricity from nuclear power, constructing freeways when mass transit is more appropriate and building large-scale dams or other water projects that encourage waste. For all activities not listed above, the Adviser will make a determination on a case-by-case basis as to whether or not the activity in question has a positive social and environmental impact.

     Some municipal securities (usually industrial development bonds) are issued to finance privately-operated sports facilities, convention centers, airports, parking structures, factories or commercial developments. In these situations, the Adviser will make decisions on a case-by-case basis as to the social value of the project in question. For example, the Adviser would probably refrain from investing in securities that financed a fast-food operation, but probably would invest in an issue used to construct a plant that provided substantial benefits to the local community and had no negative environmental consequences. In the case of a project benefiting a specific company, the Fund will apply to the company the social criteria listed under the "Social Policy" heading in this Prospectus.

     In the case of a sports facility, it might have positive benefits such as jobs, community pride, economic development and family activities. On the other hand, a new sports facility might have negative environmental consequences or put too much demand on community financial resources for the benefit of a sports franchise owner to the detriment of more important community needs. Another important consideration regarding a sports stadium might be whether it encouraged public transit or caused more traffic jams. In all cases such as a sports facility where the Trustees have not determined whether an activity has a positive or negative social/environmental impact, the Adviser will balance all the factors it deems relevant and make a determination if a given security meets the Trust's social criteria.

     As a fundamental policy, with respect to 75% of its net assets, the Fund will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer. (For this purpose, each political subdivision, agency or instrumentality and each multi-state agency which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund.)

     Under normal circumstances, the Fund intends to invest 100% of its assets in California municipal obligations. As a matter of fundamental investment policy, the Fund will invest at least 80% of its assets in municipal obligations, the interest on which will be free from federal income taxation. As an operating policy, the Fund will invest at least 65% of its assets in California municipal obligations. Usually, the Fund will substantially exceed these minimum requirements, but the Fund may invest up to 20% of assets in private activity bonds that may be subject to the federal alternative minimum tax.

     Developments in California could adversely affect the market values or marketability on municipal securities issued in the State or could result in a default. The economic condition of the State affects tax revenues and could have an adverse effect on municipal obligations. What follows is a discussion of some of the more important legal and financial trends. This discussion is based partly on information drawn from official prospectuses and statements of the State of California.

Limitations on Taxes and Appropriations

     Several initiatives approved in recent years could have an impact on the availability of revenues used to pay California municipal obligations. For example, some municipal securities held in the Fund may depend wholly or partially on property taxes as a revenue source for payment of interest and principal. Article XIIIA, popularly known as Proposition 13, limits ad valorem property taxes (property taxes based on the property's value) to 1% of full cash value of the property and limits increases in assessments to 2% per year except in the case of new construction or a change in ownership. However, if voters approve a bond issue, property taxes may be raised above the 1% level to pay debt service on that bond.

     In 1986, voters approved Proposition 62 which imposed limits on a locality's raising or levying general taxes. Major portions of this initiative were overturned in court soon after its passage in 1986. However, in September 1995, the California Supreme Court made a ruling supporting Proposition 62.

     Article XIIIB (known as the Gann Initiative), enacted in 1979 via a voter initiative, subjects State and local governments to annual spending limitations. These limitations are adjusted annually to reflect changes in cost of living and population and only apply to the appropriation of "proceeds of taxes." Spendable funds exempted from these appropriation limits include the proceeds of bond issues and revenue from user fees. Debt service on bonds issued prior to January 1, 1979, or subsequently authorized by voters is not subject to these limitations.

     Article XIIIB's appropriation limitations did not constrain most California governmental entities until the mid and late 1980's when many of these entities approached their Article XIIIB spending limits. The passage of Proposition 111 in 1990 allowed for greater increases in appropriation levels.

     In November 1988, voters approved Proposition 98, a combined initiative, constitutional amendment and statute guaranteeing minimum State funding for K-12 school districts and community college districts at a level equal to the greater of (a) the same percentage of general fund revenues as the percentage appropriated to such districts in 1986-87 or (b) the amount actually appropriated to such districts from the general fund in the previous fiscal year adjusted for growth in enrollment and changes in cost of living.

     In June 1990, California voters approved Proposition 111 which allowed for some increase in appropriation levels, but provided that one-half of all revenues in excess of the state's appropriation limit must be allocated to public schools and community colleges. Since Proposition 98 and 111 allocated a minimum funding level to schools, this could potentially reduce the resources available for other State programs and put pressure on issuers of municipal obligations.

     In November 1996, voters approved Proposition 218. Proposition 218 further restricts the ability of local governments to levy special assessments or property-related fees without voter approval.

     Proposition 13, the Gann Initiative, Proposition 98, Proposition 111, and Proposition 218 were adopted as measures that qualified for the ballot pursuant to California's initiative process. Other initiatives or similar measures affecting the availability of revenue to pay California municipal obligations could be adopted in the future.

State Financial Condition

     State General Fund revenues are principally derived from California personal income tax (44% of total revenues), sales tax (35%), corporate tax (12%) and the gross premium tax on insurance (3%). All of these revenue sources can be affected by California's economic conditions.

     From mid-1990 to late 1993, California suffered the worst economic, fiscal and budget conditions since the 1930's. The weak economy lowered tax revenues and increased the need for social welfare expenditures causing recurring budget deficits. Due to budgetary and fiscal stress, between October 1991 and July 1994, ratings on the State's general obligation bonds were reduced from AAA to A by S&P, from Aaa to A1 by Moody's and from AAA to A by Fitch.

     Since the passage of Proposition 13, property tax revenues received by local governments have dropped by over 50%. In response, the California Legislature has provided substantial additional revenue for local governments. Because of budgetary pressure and limits on allocations of tax revenues, California's state government has been shifting program responsibilities from the state to county and city governments. To date, most changes in program responsibilities from the state to local governments have been balanced with increases in funding. However, cuts in State aid that are not balanced by funding increases could hurt financially stressed local government entities, particularly counties. Certain California municipal securities may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. The proportion of the State's General Fund that will be distributed in the future to counties, cities and their various entities, is unclear.

Revenues of Health Care Institutions

     Certain California tax-exempt securities may be obligations which are payable solely from the revenues of health care institutions. Certain measures taken under federal or California law to reduce health care costs may adversely affect revenues of health care institutions and, consequently, payment on those municipal obligations.

Revenues Secured by Deeds of Trust

     Some California municipal securities may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. An example would be bonds issued to finance low and moderate income housing. Because of provisions of California law, the effective minimum period for foreclosing on a mortgage could be in excess of seven months from the time of initial default. This delay could disrupt the flow of revenue available to an issuer for payment of debt service if such defaults occur with respect to a substantial number of mortgages or deeds of trust. Other aspects of California law could further delay foreclosure proceedings in the event of a default and disrupt payments on municipal obligations.

Assessment Bonds (Mello-Roos Bonds)

     Typically, these bonds are secured by land undeveloped as of the issuance. The plan is for the land to be developed using funds from the issuance. Declining real estate values or a drop in real estate sales activity can result in canceled or delayed development along with increased default risk. The special assessments or taxes securing these bonds are not the personal liability of the owner of the property assessed, so the lien on the property is the only security for these bonds. Furthermore, in the event of delinquency in payment of assessments or taxes on the properties involved, the issuer is not required to make payments on the bonds, except in some instances where there is a reserve account for bond payments.

Redevelopment Agency Debt

     "Tax Allocation" bonds issued by redevelopment agencies can be affected by property tax limitations because these bonds are secured by the increase in assessed valuation expected after a redevelopment project is completed. Should the project not be completed, perhaps because of a natural disaster like an earthquake, there could be no increase in assessed property values to pay off the bonds. Standard & Poor's or Moody's stopped rating tax allocation bonds after the passage of Articles XIIIA and XIIIB, and since have only resumed rating selected bonds of this nature.

Seismic Activity

     California is a geologically active area subject to earthquakes. Any California municipal security could be adversely affected by a catastrophic earthquake. For example, a project might not be completed or might suffer an interruption in revenue-generating capacity, or property values might drop resulting in reduced tax assessments.

Orange County Default

     In December of 1994, Orange County declared bankruptcy after discovering that its Treasurer had invested in risky derivative securities which caused enormous losses to the county's investment fund. Estimates of the losses approximate $1.7 billion. This bankruptcy disturbed the California municipal bond market and the market value of uninsured Orange County bonds dropped sharply. Because the California Tax-Exempt Fund held no uninsured Orange County bonds, it was not substantially affected by the Orange County bankruptcy. However, other California municipalities may mismanage their investment funds and, in the future, they may also suffer losses which might have an effect on the Fund in that the market value of some municipal securities might drop substantially.

                                   MANAGEMENT

The Trust has Trustees who, in addition to overseeing the actions of the Trust's Adviser and Distributor, decide upon matters of general policy. The Trustees also oversee the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The Trustees and Officers of the Trust are as follows:

                                                                     Principal Occupation

  Name and Address                        Position with Trust          During Past Five Years

  Jerome L. Dodson, 56 *                 President and Trustee         President and Trustee of The Parnassus Fund
  The Parnassus Income Trust                                           and President and Director of Parnassus
  One Market                                                           Investments since June of 1984.
  Steuart Tower #1600
 San Francisco, CA 94105

  David L. Gibson, 60                           Trustee                Trustee of The Parnassus Fund; Tax Counsel and
  5840 Geary Boulevard                                                 later, Director of Public Affairs for the
  San Francisco, CA 94118                                              Crown Zellerbach Corporation 1973-1984; since
                                                                       1984, attorney in private practice.
  Gail L. Horvath, 50                           Trustee                Trustee of The Parnassus Fund; owner and
  Just Desserts                                                        Director of New Product Development at Just
  1970 Carroll Avenue                                                  Desserts.
  San Francisco, CA 94124

  Herbert A. Houston, 56                        Trustee                Trustee of The Parnassus Fund; Chief Executive
  Presidio Building, #1003                                             Officer of the Haight Ashbury Free Clinics,
  O'Reilly Avenue                                                      Inc. 1987-1998; currently, a health care
  P.O. Box 29917                                                       consultant.
  San Francisco, CA 94129

  Cecilia C.M. Lee, 56                          Trustee                Trustee of The Parnassus Fund; President of
  2048 Corporate Court                                                 hybridArts.com, a Silicon Valley-based
 San Jose, CA 95131                                                    electronics firm.

Leo T.  McCarthy,  69                           Trustee                Trustee of The Parnassus  Fund; President
One Market  Steuart Tower #1600                                        the Daniel Group,  a partnership  involved in
San Francisco,  CA 94105                                               foreign  trade; a former member of the
                                                                       of California State Assembly  from 1969 to 1982
                                                                       and former Lieutenant Governor of the State of
                                                                       California from 1983-1995.

  Donald E. O'Connor, 63                        Trustee                Trustee of The Parnassus Fund; currently
  One Market                                                           retired; Executive for the Investment Company
  Steuart Tower #1600                                                  Institute 1969-1997.
  San Francisco, CA 94105

  Howard Shapiro,  68                           Trustee                Trustee of The Parnassus Fund;  consultant to The
  One Market Steuart Tower #1600                                       Parnassus  Income Trust  non-profit  organizations
  San Francisco, CA 94105                                              specializing in marketing,  advertising,  fund-raising
                                                                       and organizational structure.

                          B-9


  Joan Shapiro, 57                              Trustee                Trustee of The Parnassus Fund; consultant in
  The Parnassus Income Trust                                           development banking, community reinvestment,
  One Market                                                           ethical investing, and corporate social
  Steuart Tower #1600                                                  responsibility; Executive with South Shore
  San Francisco, CA 94105                                              Bank of Chicago 1977-1997.

  Bryant Cherry, 35                         Vice President             Vice President and Treasurer of  Parnassus
  One Market                                 and Treasurer             Investments since 2000. Financial Consultant
  Steuart Tower #1600                                                  with Merrill Lynch & Co. 1996-1997. Independent
  San Francisco, CA 94105                                              research analyst 1998-1999.

  Susan Loughridge, 51                   Vice President and            Vice President and Shareholder Services Manager
  One Market                               Shareholder                 of Parnassus Investments since 1993.
  Steuart Tower #1600                     Services Manager
  San Francisco, CA 94105

  Richard D. Silberman,  62                  Secretary                Secretary of The Parnassus Fund; attorney
  1061 Eastshore, Ste #200                                            specializing in business law; Private practice.
  Albany, CA 94710-1011


     The Trust pays each of its Trustees who is not affiliated with the Adviser or the Distributor annual fees of $1,500 in addition to reimbursement for certain out-of-pocket expenses.

*"Interested" Trustee as defined in the 1940 Act.

                                 CONTROL PERSONS

     As of March 31, 1999, the Side By Side Limited Partnership, 4851 N. Avenida de Franelah, Tucson, AZ, 85749 owned 7.38% of the Fixed-Income Fund. Trustees and Officers owned less than 1% of the voting securities of each fund.

                             PERFORMANCE ADVERTISING

     Each Fund of the Trust may advertise "total return." The Trust calculates total return by taking the total number of Fund shares purchased with a hypothetical $1,000 investment, adding all additional Fund shares purchased within the period with reinvested dividends, calculating the value of those shares at the end of the period and dividing the result by the initial $1,000 investment. No adjustments are made to reflect any income taxes payable by shareholders on distributions paid by a Fund. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account to calculate average annual total return during that period. A Fund will quote total return for the most recent one-year period and the average annual total return will be quoted for the most recent five-and ten-year periods, or for the life of the Fund, if shorter.

     Total return is computed according to the following formula:

                                 P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000, T = total return, n = number of years and ERV = ending redeemable value. Total return is historical information and is not intended to indicate future performance.

                               Performance Figures

                          Average Annual Total Returns

    Periods Ending                           Equity                                California Tax-Exempt
    December 31, 1999                     Income Fund         Fixed-Income Fund             Fund
    One Year                                 22.78%                (4.32%)                (2.01%)
    Five Years                               18.13%                 6.91%                  7.16%
    Since Inception on 8/31/92               14.73%                 5.79%                  5.88%

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

Comparison of Funds

     A Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 Composite Stock Price Index or non-market indices or averages of mutual fund industry groups.

     A Fund may quote its performance ranking and/or other information as published by recognized independent mutual funds statistical services or by publications of general interest. In connection with a ranking, a Fund may provide additional information, such as the particular category to which the ranking relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

Yield of Equity Income, Fixed-Income and California Tax-Exempt Funds

     Each fund may also advertise its yield from time to time. Yield quotations are historical and are not intended to indicate future performance. Yield quotations refer to the aggregate imputed yield-to-maturity of each Fund's investments based on the market value as of the last day of a given thirty-day or one-month period less accrued expenses (net of reimbursements) divided by the average daily number of outstanding Fund shares entitled to receive dividends times the net asset value on the last day of the period, compounded on a "bond equivalent," or semiannual basis. The yield is computed according to the following formula:

                            Yield = 2 [(a-b + 1)6 -1]

                                       cd

where a = dividends and interest earned during the period using the aggregate imputed yield to maturity for each of the Fund's investments as noted above: b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period.

For the 30-day period from December 1, 1999 through December 31, 1999, the yields of the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund were 1.15%, 6.50% and 4.18% respectively.

Effective Yield

     The California Tax-Exempt Fund may also quote a tax-equivalent yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the California Tax-Exempt Fund yield (computed as indicated above) which is tax-exempt by one minus the highest applicable income tax rate and adding the product to that portion of the Fund's yield that is not tax-exempt. For the 30-day period from December 1, 1999 through December 31, 1999, the tax equivalent yield of the California Tax-Exempt Fund was 7.60%.

                                   THE ADVISER

     Parnassus Investments acts as the Trust's investment adviser. Under its Investment Advisory Agreement ("Agreement") with the Trust, the Adviser acts as investment adviser for each Fund and subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Trust with all necessary office facilities and personnel for servicing the Trust's investments and pays the salaries and fees of all officers and all Trustees of the Trust who are "interested persons" under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Trust including supervising relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communications, maintains the Trust's records, registers the Trust's shares under state and federal laws and does the staff work for the Board of Trustees. Jerome L. Dodson owns all the outstanding stock of the Adviser and, thus, can be considered the "control person" of the Adviser.

     For its services, the Trust, under the Agreement, pays the Adviser a fee, computed and payable at the end of each month at the following annual percentages of average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. During 1997, 1998 and 1999, Parnassus Investments received the following sums under the Agreement from the following funds: Equity Income Fund $157,501 in 1997, $196,661 in 1998 and $229,333 in 1999; California Tax-Exempt Fund $10,911 in 1997, $14,135 in 1998
and  $18,927  in 1999;  Fixed-Income  Fund  $6,667 in 1997,  $10,393 in 1998 and
$16,392 in 1999.

     In addition to the fee payable to the Adviser, the Trust is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Trust's custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of or reinvestment of dividends;
(viii) fees and expenses incident to the registration under federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust;
(x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; (xii) such nonrecurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms or whether those firms sold shares of the Fund.

     The Agreement provides that the Adviser shall not be liable to the Trust for any loss to the Trust except by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     Pursuant to a written agreement with the Trust, Parnassus Investments is the fund accounting agent for all three funds in The Parnassus Income Trust. In this capacity, Parnassus Investments handles all fund accounting and pricing services, including calculating the daily net asset values. For its services as fund accountant, PI received the following amounts from the Equity Income Fund for 1997, 1998 and 1999 respectively: $35,042, $35,300 and $34,250; from the
Fixed-Income  Fund for 1997,  1998 and 1999  respectively:  $8,812,  $8,800  and
$9,600; and from the California Tax-Exempt Fund for 1997, 1998 and 1999 respectively: $6,133, $5,900 and $6,150.

     Also pursuant to a written agreement with the Trust,  Parnassus Investments
serves  as  the  Trust's  underwriter  (or  Distributor).   As  such,  Parnassus
Investments makes a continuous  offering of each fund's shares.

Portfolio Transactions and Brokerage

     The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of a fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Trust to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services.

     The Trust recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized in the Agreement to consider sales of Fund shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution."

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for a Fund's brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.

     Research services provided through brokerage will be those providing information and analyses that directly assist the portfolio manager in making investment decisions. Examples of such research services include Bloomberg information and research, HOLT cash flow analyses, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies.

     During 1999, the Equity Income Fund paid PaineWebber, Inc. a total of $35,241 in brokerage commissions under a "soft dollar" agreement whereby PaineWebber would provide research services to the Fund. During 1999, the Equity Income Fund maintained a joint account with The Parnassus Fund at Salomon Smith Barney and the two funds together directed $29,000 in brokerage to pay for a Bloomberg terminal. Allocation of commissions and research services were approximately 80% to The Parnassus Fund and 20% to the Equity Income Fund.

     The Adviser may also use Fund brokerage commissions to reduce certain expenses of that Fund subject to "best execution." For example, the Adviser may enter into an agreement to have a brokerage firm pay part or all of a Fund's custodian fee since this benefits the Fund's shareholders.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     During 1997, 1998 and 1999, the Equity Income Fund paid $46,914, $149,000 and $40,886, respectively in brokerage commissions. Of these amounts, the following was paid in conjunction with research services: $46,914 in 1997, $119,200 in 1998 and $35,241 in 1999. The Fund paid substantially more in brokerage commisions in 1998 than for 1997 or 1999 because it restructured the portfolio in 1998 to change from a balanced fund to an equity income fund. Neither the Fixed-Income Fund nor the California Tax-Exempt Fund paid commissions in 1997, 1998 or 1999 since these Funds buy their securities on a "net" basis that includes the dealer mark-up.

     The Equity Income Fund's portfolio turnover rate went from 166.32% in 1998 to 39.53% in 1999. The reason for the decrease was because the fund had an extraordinarily high turnover ratio in 1998 due to its change from a balanced fund to an equity income fund and the rate declined to normal levels in 1999.

     Parnassus Investments clients other than The Parnassus Income Trust that have objectives similar to the Trust. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Trust. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

                                 NET ASSET VALUE

     In determining the net asset value or NAV of the Equity Income Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange ("NYSE")(which is currently 4:00 p.m. New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities traded on The Nasdaq Stock Market are also valued at the last recorded sale price as of 4:00 p.m. New York time. Other unlisted securities are valued at the quoted bid prices in the over-the-counter market.

     Bonds and other fixed-income securities are valued by a third-party pricing service. Municipal bonds are ordinarily valued as of the close of trading on the NYSE, usually at 4:00 p.m. New York time. Taxable bonds and other securities held by the Fixed-Income Fund are ordinarily valued one hour prior to the close of the NYSE, normally at 3:00 p.m. New York time.

      Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

                              Taxation Of The Trust

     By paying out substantially all its net investment income (among other things), each Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Each Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.

                              SHAREHOLDER SERVICES

Systematic Withdrawal Plan

     A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of a Fund with a minimum value of $10,000. The plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.

     Dividends and capital gain distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gain distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

Tax-Sheltered Retirement Plans

     Through the Distributor, retirement plans are available: Individual Retirement Accounts ("IRAs") and Simplified Employee Pension Plans (SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500, and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

Purchases and Redemptions Through a Broker-Dealer

     Broker-dealers may place orders on behalf of clients by calling the Distributor. If a client places an order with a broker-dealer prior to 1:00 p.m. San Francisco time on any business day and the broker-dealer forwards the order to the Distributor prior to 1:00 p.m. San Francisco time on that day, the order will be processed at the NAV calculated as of 1:00 p.m. that same day. Otherwise, the order will be processed at the NAV next calculated, typically as of the close of the New York Stock Exchange ("NYSE") the next business day. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three business days.

     You may sell or redeem your Fund shares by offering them for "repurchase" or "redemption" directly to the Fund or through your dealer. If you offer shares through your dealer before the close of the New York Stock Exchange and your dealer transmits your offer to the Distributor before 1:00 p.m. (San Francisco time) that day, you will receive that day's price. Your dealer may charge for this service.

                                     GENERAL

     The Trust was organized as a Massachusetts business trust on August 8,1990. The Declaration of Trust provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund will continue indefinitely. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust's outstanding shares.

Prior to April 1, 1998, The Parnassus Income Trust was known as The Parnassus Income Fund and each of the Trust's series was known as a Portfolio rather than a Fund.

         The Fund's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund of the Trust. Each Fund has only one class of shares. Each share represents an interest in a Fund of the Trust proportionately equal to the interest of each other share. Certificates representing shares will not be issued. Instead, each shareholder will receive an annual statement and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon the Trust's liquidation, all shareholders of the Fund would share pro rata in the net assets available for distribution to shareholders of the Fund. Shares of each Fund are entitled to vote separately as a group only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Trust's independent auditors.

Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Trust's assets. Shareholder inquiries should be directed to the Trust.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. As transfer agent, Parnassus Investments receives a fee of $2.30 per account per month. As accounting agent, Parnassus Investments receives a fee of $50,000 per year. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.

Code of Ethics

     The Adviser and the Board of Trustees of the Fund have adopted a Code of Ethics (the Code). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Code prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Code is on public file with, and is available from, the SEC.

Financial Statements

       The Trust's Annual Report to shareholders dated December 31, 1999, is expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report which contains the Trust's audited financial statements for the year ending December 31, 1999, may be obtained free of charge by writing or calling the Trust.

                                    APPENDIX

                             CORPORATE BOND RATINGS

Moody's Investors Service, Inc. ("Moody's")

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"):

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                             MUNICIPAL BOND RATINGS

Moody's:

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor's

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Provisional Ratings: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Investor's Services, Inc.

         The following ratings scale applies to foreign currency and local currency ratings.

AAA

Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

                  (a) Declaration of Trust.*

                  (b) By-laws.*

                  (d) Investment advisory contract.*

                  (e) Distribution agreement *

                  (g) Custodian agreement.*

                  (i) Opinion and Consent of Counsel: on file

                  (j) Consent of Deloitte & Touche LLP.*

                  (p) Code of Ethics.*

           *  Filed herewith

Item       24. Persons  Controlled by or under Common  Control with  Registrant:
           Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with The Parnassus Fund by virtue of having the same individuals as Trustees.

Item 25. Indemnification: Under the provisions of the Trust's Declaration of Trust, the Trust will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26. The Trust's investment adviser, Parnassus Investments, is the investment adviser to The Parnassus Fund and also serves as investment adviser for separate portfolios. The business and other connections of Parnassus Investments' directors and officers are set forth below. The address of each person listed below is One Market - Steuart Tower #1600, San Francisco, CA 94105.

  Name and Principal   Position with Parnassus          Position with Registrant
  Jerome L. Dodson   Investments President and Director President and Trustee

  Bryant Cherry            Treasurer                    Vice President and
                                                        Treasurer
  Susan Loughridge         Secretary                    Vice President


  Thao N. Dodson           Director                     None

Item 27.   (a) Parnassus Investments serves as underwriter for both The
               Parnassus Fund and The Parnassus Income Trust.

           (b) See information listed in Item 26.

           (c) None

Item 28. Location of Accounts and Records: All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant's headquarters at One Market, Steuart Tower #1600, San Francisco, CA 94105.

Item 29.   Management Services: Discussed in Part A and Part B.

Item 30.   Undertakings: Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and the State of California on the Fourteenth day of April 2000.

                           The Parnassus Income Trust

                           (Registrant)


                         By:___________________________

                         Jerome L. Dodson

                         President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

 Signature                                Title                   Date

                          Principal Executive Officer
                                   and Trustee
Jerome L. Dodson
                                                           ____4/14/00____


                             Principal Financial and
Bryant Cherry                   Accounting Officer         ____4/14/00____



                                  Trustee
David L. Gibson
                                                          _____4/14/00____


                                  Trustee
Gail L. Horvath                                            ____4/14/00____



                                  Trustee
Herbert A. Houston
                                                          _____4/14/00____



                                  Trustee

Cecilia C.M. Lee                                          _____4/14/00____



                                  Trustee

Leo T. McCarthy                                           ____4/14/00____



                                  Trustee

Donald E. O'Connor                                        _____4/14/00____



                                  Trustee

 Howard M. Shapiro                                       _____4/14/00____




 Joan Shapiro                     Trustee                 ____4/14/00____

                                LIST OF EXHIBITS

                            (a) Declaration of Trust.

                                  (b) By-laws.

                          (d) Investment advisory contract.

                           (e) Distribution agreement

                            (g) Custodian agreement.

                      (j) Consent of Deloitte & Touche LLP.

                               (p) Code of Ethics.

                           THE PARNASSUS INCOME TRUST

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

         DECLARATION OF TRUST, made August 1, 1990, as PARNASSUS INCOME TRUST, and as restated effective March 24, 2000:

         WHEREAS, the Trustees desire to establish a trust fund under the laws of the Commonwealth of Massachusetts, for the investment and reinvestment of funds contributed thereto;

         NOW THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this Declaration of Trust IN TRUST as herein set forth below.

                FIRST:  This Trust shall be known as THE PARNASSUS INCOME TRUST.

                SECOND: Whenever used herein, unless otherwise required by the context or specifically provided:

1. All terms used in this Declaration of Trust which are defined in the 1940 Act shall have the meanings given to them in the 1940 Act.

2.       The "Trust" refers to THE PARNASSUS INCOME TRUST.

3.       "Shareholder" means a record owner of Shares of the Trust.

4. The "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustees.

5. "Shares" means the equal proportionate units of interest into which the beneficial interest of each Series or Class thereof shall be divided from time to time and includes fractions of shares as well as whole shares (all of the units of a Series or of a single Class may be referred to as "Shares" as the context may require).

6. "Series" refers to series of Shares of the Trust established in accordance with the provisions of Article FOURTH.

7. "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article
FOURTH.

8. The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

9.       "Commission" means the Securities and Exchange Commission.

10.     "Board" or "Board of Trustees" means the Board of Trustees of the Trust.

11.      In this Declaration of Trust, the masculine embraces the feminine.

                  THIRD: The purpose or purposes for which the Trust is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

1. To hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, sell short, assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any issuer (which term "issuer" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof be deemed to include any persons, firms, associations, corporations, syndicates, combinations, organizations, governments, or subdivisions thereof) or in any other financial instruments whether or not considered as securities or commodities; and to exercise, as owner or holder of any securities or other financial instruments, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or other financial instruments.

2. To borrow money and pledge assets in connection with any of the objects or purposes of the Trust, and to issue notes or other obligations evidencing such borrowings, to the extent permitted by the 1940 Act and by the Trust's fundamental investment policies under the 1940 Act.

3. To issue and sell its Shares in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration
(including without limitation thereto, securities or other financial instruments) now or hereafter permitted by the laws of the Commonwealth of Massachusetts and by this Declaration of Trust, as the Trustees may determine.

4. To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the Shareholders of the Trust) its Shares, in any manner and to the extent now or hereafter permitted by the laws of Massachusetts and by this Declaration of Trust.

5. To conduct its business in all its branches at one or more offices in Massachusetts and elsewhere in any part of the world, without restriction or limit as to extent.

6. To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates or, to the extent now or hereafter permitted by the laws of Massachusetts, as a member of, or as the owner or holder of any stock of, or share of interest in, any issuer, and in connection therewith to make or enter into such deeds or contracts with any issuers and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

7. To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

         The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Articles of this Declaration of Trust, and shall each be regarded as independent and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Trust now or hereafter conferred by the laws of the Commonwealth of Massachusetts nor shall the expression of one thing be deemed to exclude another, though it be of like nature, not expressed; provided, however, that the Trust shall not carry on any business, or exercise any powers, in any state, territory, district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

         FOURTH: (a) The beneficial interest in the Trust shall be divided into such transferable Shares, without par value, of one or more separate and distinct Series or Classes thereof as the Trustees shall from time to time create and establish. The number of Shares is unlimited and upon issuance in accordance with the terms hereof shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of the Trust, to create and establish (and to change in any manner) Shares with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may from time to time determine, to divide or combine the Shares into a greater or lesser number, to classify or reclassify any unissued Shares into one or more Series or Classes of Shares, to abolish any one or more Series or Classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares or 1/1,000ths of a Share or multiple thereof. The Trustees, in their discretion without a vote of the Shareholders, may divide the Shares of any Series into Classes. In such event, each Class of a Series shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses allocated to a Class of a Series may be borne solely by such Class as shall be determined by the Trustees and a Class of a Series may have exclusive voting rights with respect to matters affecting only that Class. Without limiting the authority of the Trustees set forth in this Article FOURTH to establish and designate Series or Classes, the Trustees have established and designated the Series of Shares and Classes, if any, listed in Schedule A attached hereto and made a part hereof.

         (b) The establishment of any Series or Class in addition to those set forth in (a) above shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class thereof. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof. At any time that there are no shares outstanding of any particular Class of a Series, the Trustees may by a majority vote abolish that Class and the establishment and designation thereof. The Trustees by a majority vote may change the name of any Series or Class.

         (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in Trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust or Series which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. See Article EIGHTH, paragraph 1.

         (d) The ownership of Shares shall be recorded in the books of the Trust or a transfer agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust or any transfer agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each.

         (e) The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize.

         (f) Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

                  FIFTH: The following provisions are hereby adopted with respect to voting Shares of the Trust and certain other rights:

1. The Shareholders shall have power to vote (i) for the election of Trustees to the extent provided in the By-Laws, (ii) with respect to the amendment of this Declaration of Trust as provided in Article EIGHTH, paragraph 12, (iii) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (iv) with respect to such additional matters relating to the Trust as may be required by the 1940 Act or authorized by law, by this Declaration of Trust, or the By-Laws of the Trust or any registration statement of the Trust with the Commission or any State, or as the Trustees may consider desirable. On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except: (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.

2. At all meetings of Shareholders each Shareholder shall be entitled to one vote for each Share standing in his name on the books of the Trust on the date, fixed in accordance with the By-Laws, for determination of Shareholders entitled to vote at such meeting except (if so determined by the Board of Trustees) for Shares redeemed prior to the meeting. Any fractional Share shall carry proportionately all the rights of a whole Share, including the right to vote and the right to receive dividends. The presence in person or by proxy of the holders of one-third of the Shares outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the Shareholders. If at any meeting of the Shareholders there shall be less than a quorum present, the Shareholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned.

3. Each Shareholder, upon request to the Trust in proper form determined by the Trust, shall be entitled to require the Trust to redeem all or any part of the Shares standing in the name of the Shareholder. The method of computing such net asset value, the time at which such net asset value shall be computed and the time within which the Trust shall make payment therefor, shall be determined as hereinafter provided in Article SEVENTH of this Declaration of Trust. Notwithstanding the foregoing, the Trustees, when permitted or required to do so by the 1940 Act, may suspend the right of the Shareholders to require the Trust to redeem Shares.

4. No Shareholder shall, as such holder, have any right to purchase or subscribe for any security of the Trust which it may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

5. Notwithstanding anything elsewhere contained in this Declaration of Trust or in the By-Laws of the Trust, so long as the By-Laws of the Trust do not provide for regular annual meetings of Shareholders of the Trust, the Shareholders of the Trust shall have such rights, and the Trust, the Board of Trustees, and the Trustees shall have such obligations as would exist if the Trust were a common law trust covered by Section 16(c) of the 1940 Act. In the event that the Trust has outstanding two or more Series, each such Series shall be considered as if it were a separate common law trust covered by said Section 16(c). However, the Trust may at any time or from time to time apply to the Commission for one or more exemptions from all or part of said Section 16(c) and, if an exemptive order or orders are issued by the Commission, such order or orders shall be deemed part of said Section 16(c) for the purposes of this paragraph 5.

                  SIXTH: The person who shall act as initial Trustees are the persons initially executing this Declaration of Trust or any counterpart thereof.

         However, the By-Laws of the Trust may fix the number of Trustees at a number greater than that of the number of initial Trustees and may authorize the Trustees to increase or decrease the number of Trustees, to fill the vacancies created by any such increase in the number of Trustees, to set and alter the terms of office of the Trustees and to lengthen or lessen their own terms or make their terms of indefinite duration, all subject to the 1940 Act. Unless otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

                  SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Trust and of the Trustees and Shareholders.

1. As soon as any Trustee is duly elected by the Shareholders or the Trustees and shall have accepted this trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees without any further act or conveyance, and he shall be deemed a Trustee hereunder.

2. The death, declination, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

3. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. Except as provided in this Declaration of Trust, no Shareholder shall have, as such holder of beneficial interest in the Trust, any authority, power or right whatsoever to transact business for or on behalf of the Trust, or on behalf of the Trustees, in connection with the property or assets of the Trust, or in any part thereon, except the rights to receive the income and distributable amounts arising therefrom as set forth herein.

4. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to Trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purposes of this Trust. Subject to any applicable limitation in this Declaration of Trust or in the By-Laws of the Trust, the Trustees shall have power and authority:

(a) to adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

(b) to elect and remove such officers and appoint and terminate such officers as they consider appropriate with or without cause;

(c) to employ a bank or trust company as custodian of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

(d)      to retain a transfer agent and Shareholder servicing agent, or both;

(e) to provide for the distribution of Shares either through a principal underwriter or the Trust itself or both;

(f) to set record dates in the manner provided for in the By-Laws of the Trust;

(g) to delegate such authority as they consider desirable to any officers of the Trust and to any agent, custodian or underwriter;

(h) to vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property held in Trust hereunder; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities held in trust hereunder;

(j) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts business trusts or investment companies; (k) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

(l) to compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

(m) to make, in the manner provided in the By-Laws, distributions of income and of capital gains to Shareholders;

(n) to borrow money to the extent and in the manner permitted by the 1940 Act and the Trust's fundamental policy thereunder as to borrowing; and

(o) to enter into investment advisory or management contracts, subject to the 1940 Act, with any one or more corporations, partnerships, trusts, associations or other persons; if the other party or parties to any such contract are authorized to enter into securities transactions on behalf of the Trust, such transactions shall be deemed to have been authorized by all of the Trustees.

5. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred by the Trustees or upon their order.

6. (a) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

                  (b) Except as otherwise provided in this Declaration of Trust or the By-Laws, whenever this Declaration of Trust calls for or permits any action to be taken by the Trustees hereunder, such action shall mean that taken by the Board of Trustees by vote of the majority of a quorum of Trustees as set forth from time to time in the By-Laws of the Trust or as required pursuant to the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

                  (c) The Trustees shall possess and exercise any and all such additional powers as are reasonably implied from the powers herein contained such as may be necessary or convenient in the conduct of any business or enterprise of the Trust, to do and perform anything necessary, suitable, or proper for the accomplishment of any of the purposes, or the attainment of any one or more of the objects, herein enumerated, or which shall at any time appear conducive to or expedient for the protection or benefit of the Trust, and to do and perform all other acts or things necessary or incidental to the purposes herein before set forth, or that may be deemed necessary by the Trustees.

                  (d) The Trustees shall have the power to determine conclusively whether any moneys, securities, or other properties of the Trust property are, for the purposes of this Trust, to be considered as capital or income and in what manner any expenses or disbursements are to be borne as between capital and income whether or not in the absence of this provision such moneys, securities, or other properties would be regarded as capital or income and whether or not in the absence of this provision such expenses or disbursements would ordinarily be charged to capital or to income.

7. The By-Laws of the Trust may divide the Trustees into classes and prescribe the tenure of office of the several classes, but no class shall be elected for a period shorter than that from the time of the election following the division into classes until the next meeting of Shareholders.

8. The Shareholders shall have the right to inspect the records, documents, accounts and books of the Trust, subject to reasonable regulations of the Trustees, not contrary to Massachusetts law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised.

9. Any Trustee, or any officer elected or appointed by the Trustees or by any committee of the Trustees or by the Shareholders or otherwise, may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Trust.

10. If the By-Laws so provide, the Trustees shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Massachusetts, to keep the books of the Trust outside of said Commonwealth at such places as may from time to time be designated by them.

11. Securities held by the Trust shall be voted in person or by proxy by the President or a Vice-President, or such officer or officers of the Trust as the Trustees shall designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Trustees, except as otherwise ordered by vote of the holders of a majority of the Shares outstanding and entitled to vote in respect thereto.

12. (a) Subject to the provisions of the 1940 Act, any Trustee, officer or employee, individually, or any partnership of which any Trustee, officer or employee may be a member, or any corporation or association of which any Trustee, officer or employee may be an officer, director, trustee, employee or stockholder, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in case a Trustee, or a partnership, corporation or association of which a Trustee is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Trustees or a majority thereof; and any Trustee who is so interested, or who is also a director, officer, trustee, employee or stockholder of such other corporation or association or a member of such other corporation or association or a member of such partnership which is so interested, may be counted in determining the existence of a quorum at any meeting of the Trustees which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director, officer, trustee, employee or stockholder of such other trust or corporation or association or a member of a partnership so interested.

                  (b) Specifically, but without limitation of the foregoing, the Trust may enter into a management or investment advisory contract or underwriting contract and other contracts with, and may otherwise do business with any manager or investment adviser and/or any sub-adviser for the Trust and/or principal underwriter of the Shares of the Trust or any subsidiary or affiliate of any such manager or investment adviser and/or sub-adviser and/or principal underwriter and may permit any such firm or corporation to enter into any contracts or other arrangements with any other firm or corporation relating to the Trust notwithstanding that the Board of the Trust may be composed in part of partners, directors, officers or employees of any such firm or corporations, and officers of the Trust may have been or may be or become partners, directors, officers or employees of any such firm or corporation, and in the absence of fraud the Trust and any such firm or corporation may deal freely with each other, and no such contract or transaction between the Trust and any such firm or corporation shall be invalidated or in any way affected thereby, nor shall any Trustee or officer of the Trust be liable to the Trust or to any Shareholder or creditor thereof or to any other person for any loss incurred by it or him solely because of the existence of any such contract or transaction; provided that nothing herein shall protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  (c) (1) The Trust shall indemnify all current and former trustees, officers, employees and agents of the Trust (each, a "Covered Person") against judgments, fines, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.

                      (2) The Trust shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.
(3) Pursuant and subject to paragraphs (1) and (2), the Trust shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.

         13. (a) The term "Net Asset Value" of any Series shall mean that amount by which the assets of that series exceed its liabilities, all as determined by or under the direction of the Trustees. Net Asset Value per Share shall be determined separately for each Series of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination may be made on a Series-by-Series or Class-by-Class basis, as appropriate, and shall include any expenses allocated to a specific Series or Class. The determination shall be made with respect to securities for which market quotations are readily available at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this paragraph 13 with respect to appraisal of assets and liabilities. At any time the Trustees may cause the Net Asset Value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined values shall become effective.

(a) Payment of the net asset value of Shares of the Trust properly surrendered to it for redemption shall be made by the Trust within seven days after tender of such Shares to the Trust for such purpose plus any period of time during which the right of the holders of the shares of the Trust to require the Trust to redeem such shares has been suspended. Any such payment may be made in portfolio securities of the Trust and/or in cash, as the Trustees shall deem advisable, and no Shareholder shall have a right, other than as determined by the Trustees, to have his Shares redeemed in kind.

                           EIGHTH:

1. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. This Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

2. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust's officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

3. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of paragraph 2 of this Article EIGHTH, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and the subject to the provisions of paragraph 2 of this Article EIGHTH, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required. 4. This Trust shall continue without limitation of time but subject to the provisions of sub-sections (a), (b) and (c) of this paragraph 4.

(a) The Trustees, with the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote may sell and convey the assets of the Trust (which sale may be subject to the retention of assets for the payment of liabilities and expenses) to another issuer for a consideration which may be or include securities of such issuer. Upon making provision for the payment of liabilities, by assumption by such issuer or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust then outstanding.

(b) The Trustees, with the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote, may at any time sell and convert into money all the assets of the Trust. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares.

(c) Upon completion or the distribution of the remaining proceeds or the remaining assets as provided in sub-sections (a) and (b), the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

5. The original or a copy of this instrument and of each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each Supplemental Declaration of Trust shall be filed with the Massachusetts Secretary of State, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such Supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such Supplemental Declaration of Trust. In this instrument or in any such Supplemental Declaration of Trust, references to this instrument, and all expressions like "herein," "hereof" and "hereunder" shall be deemed to refer to this instrument as amended or affected by any such Supplemental Declaration of Trust. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

6. The trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

7. The Board of Trustees is empowered to cause the redemption of the Shares held in any account in the aggregate net asset value of such Shares (taken at cost or value, as determined by the Board) has been reduced by a Shareholder to $500 or less upon such notice to the Shareholders in question, with such permission to increase the investment in question and upon such other terms and conditions as may be fixed by the Board of Trustees in accordance with the 1940 Act.

8. In the event that any person advances the organizational expenses of the Trust, such advances shall become an obligation of the Trust subject to such terms and conditions as may be fixed by, and on a date fixed by, or determined in accordance with criteria fixed by the Board of Trustees, to be amortized over a period or periods to be fixed by the Board.

9. Whenever any action is taken under this Declaration of Trust under any authorization to take action which is permitted by the 1940 Act, such action shall be deemed to have been properly taken if such action is in accordance with the construction of the 1940 Act then in effect as expressed in "no action" letters of the staff of the Commission or any release, rule, regulation or order under the 1940 Act or any decision of a court of competent jurisdiction, notwithstanding that any of the foregoing shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

10. Any action which may be taken by the Board of Trustees under this Declaration of Trust or its By-Laws may be taken by the description thereof in the then effective prospectus or Statement of Additional Information relating to the Shares under the Securities Act of 1933 or in any proxy statement of the Trust rather than by formal resolution of the Board.

11. Whenever under this Declaration of Trust, the Board of Trustees is permitted or required to place a value on assets of the Trust, such action may be delegated by the Board, and/or determined in accordance with a formula determined by the Board, to the extent permitted by the 1940 Act.

12. If authorized by the vote of the Trustees, the Trustees shall amend or otherwise supplement this instrument, by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof; any such Supplemental Declaration of Trust may be executed by and on behalf of the Trust and the Trustees by any officer or officers of the Trust. A restated Declaration of Trust, integrating into an single instrument all of the provisions of the Declaration of Trust which are then in effect and operative, may be executed from time to time by a majority of the Trustees. Notwithstanding the forgoing, no amendment that would have a material adverse impact upon the rights of the shareholders may be made without the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote, or by any larger vote which may be required by applicable law in a particular case.

         NINTH: The resident agent for the Trust in the Commonwealth of Massachusetts shall be: Prentice Hall Corporation System, Inc., 84 State Street, Boston, MA 02109.

         IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this Amended and Restated Declaration of Trust as of the 24th day of March 2000.

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                                    ----------------------------------------
Jerome L. Dodson                    David L. Gibson
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Gail L. Horvath                     Herbert A. Houston
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                                    ----------------------------------------
Cecilia C.M. Lee                    Leo T. McCarthy
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Donald E. O'Connor                  Howard M. Shapiro
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Joan Shapiro

                THE PARNASSUS FUND and THE PARNASSUS INCOME TRUST

                                RESTATED BY-LAWS

                              As of March 24, 2000

                                    ARTICLE I

                                  SHAREHOLDERS

         Section 1. Place of Meeting. All meetings of the Shareholders (which term as used herein shall, together with all other terms defined in the Declaration of Trust, have the same meaning as in the Declaration of Trust) shall be held at the principal office of the Trust or at such other place as may from time to time be designated by the Board of Trustees and stated in the notice of meeting.

         Section 2. Calling of Meetings. Meetings of the Shareholders for any purpose or purposes (including the election of Trustees) may be called by the Chairman of the Board of Trustees, if any, or by the President or by the Board of Trustees and shall be called by the Secretary upon receipt of the request in writing signed by Shareholders holding not less than one-third in amount of the entire number of Shares issued and outstanding and entitled to vote thereat. Such request shall state the purpose or purposes of the proposed meeting.

         Section 3. Notice of Meetings. Not less than ten days' and not more than ninety days' written or printed notice of every meeting of Shareholders, stating the time and place thereof (and the general nature of the business proposed to be transacted at any special or extraordinary meeting), shall be given to each Shareholder entitled to vote thereat by leaving the same with him or at his residence or usual place of business or by mailing it, postage prepaid and addressed to him at his address as it appears upon the books of the Trust.

         No notice of the time, place or purpose of any meeting of Shareholders need be given to any Shareholder who attends in person or by proxy or to any Shareholder who, in writing executed and filed with the records of the meeting, either before or after the holding thereof, waives such notice.

         Section 4. Record Dates. The Board of Trustees may fix, in advance, a date, not exceeding ninety days and not less than ten days preceding the date of any meeting of Shareholders, and not exceeding ninety days preceding any dividend payment date or any date for the allotment of rights, as a record date for the determination of the Shareholders entitled to receive such dividends or rights, as the case may be; and only Shareholders of record on such date shall be entitled to notice of and to vote at such meeting or to receive such dividends or rights, as the case may be.

         Section 5. Quorum, Adjournment of Meetings. The presence in person or by proxy of the holders of record of one-third of the Shares of the stock of the Trust issued and outstanding and entitled to vote thereat, shall constitute a quorum at all meetings of the Shareholders. If at any meeting of the Shareholders there shall be less than a quorum present, the Shareholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned.

         Section 6. Voting and Inspectors. At all meetings of Shareholders every Shareholder of record entitled to vote thereat shall be entitled to vote at such meeting either in person or by proxy appointed by instrument in writing subscribed by such Shareholder or his duly authorized attorney-in-fact.

         All elections of Trustees shall be had by a plurality of the votes cast and all questions shall be decided by a majority of the votes cast, in each case at a duly constituted meeting, except as otherwise provided in the Declaration of Trust or in these By-Laws or by specific statutory provision superseding the restrictions and limitations contained in the Declaration of Trust or in these By-Laws.

         At any election of Trustees, the Board of Trustees prior thereto may, or, if they have not so acted, the Chairman of the meeting may, and upon the request of the holders of ten per cent (1 0%) of the Shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of Trustee shall be appointed such inspector.

         The Chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten per cent (10%) of the Shares entitled to vote on such election or matter.

         Section 7. Conduct of Shareholders' Meetings. The meetings of the Shareholders shall be presided over by the Chairman of the Board of Trustees, if any, or if he shall not be present, by the President, or if he shall not be present, by a Vice-President, or if neither the Chairman of the Board of Trustees, the President nor any Vice-President is present, by a chairman to be elected at the meeting. The Secretary of the Trust, if present, shall act as Secretary of such meetings, or if he is not present, an Assistant Secretary shall so act; if neither the Secretary nor an
      Assistant  Secretary  is  present,   then  the  meeting  shall  elect  its
      secretary.

         Section 8. Concerning Validity of Proxies, Ballots, Etc. At every meeting of the Shareholders, all proxies shall be received and taken in charge of and all ballots shall be received and canvassed by the secretary of the meeting, who shall decide all questions touching the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless inspectors of election shall have been appointed as provided in Section 6, in which event such inspectors of election shall decide all such questions.

                                   ARTICLE II

                                BOARD OF TRUSTEES

         Section 1. Number of Tenure of Office. The business and property of the Trust shall be conducted and managed by a Board of Trustees consisting of nine (9) persons, which number may be increased or decreased as provided in Section 2 of this Article. The Board of Trustees may sit and alter the terms of office of the Trustees, may lengthen or lessen their own terms or make their terms of indefinite duration, all subject to the 1940 Act. Trustees need not be Shareholders. No one shall continue to serve as an independent Trustee after the end of the calendar year in which that person achieves the age of seventy-five (75).

         Section 2. Increase or Decrease in Number of Trustees; Removal. The Board of Trustees may increase the number of Trustees to a number not exceeding fifteen, and may elect Trustees to fill the vacancies created by any such increase in the number of Trustees; the Board of Trustees may likewise decrease the number of Trustees to a number not less than three. Vacancies occurring other than by reason of any such increase shall be filled as provided for a Massachusetts business corporation. In the event that after proxy material has been printed for a meeting of Shareholders at which Trustees are to be elected any one or more management nominees dies or becomes incapacitated, the authorized number of Trustees shall be automatically reduced by the number of such nominees, unless the Board of Trustees prior to the meeting shall otherwise determine. Any Trustee at any time may be removed either with or without cause by resolution duly adopted by the affirmative votes of the holders of the majority of the Shares of the Trust present in person or by proxy at any meeting of Shareholders at which such vote may be taken, provided that a quorum is present, or by such larger vote as may be required by Massachusetts law. Any Trustee at any time may be removed for cause by resolution duly adopted at any meeting of the Board of Trustees provided that notice thereof is contained in the notice of such meeting and that such resolution is adopted by the vote of at least two thirds of the Trustees whose removal is not proposed. As used herein, "for cause" shall mean any cause which under Massachusetts law would permit the removal of a Trustee of a business trust.

         Section 3. Place of Meeting. The Trustees may hold their meetings, have one or more offices, and keep the books of the Trust outside Massachusetts, at any office or offices of the Trust or at any other place as they may from time to time by resolution determine, or, in the case of meetings, as they may from time to time by resolution determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

         Section 4. Regular Meetings. Regular meetings of the Board of Trustees shall be held at such time and on such notice, if any, as the Trustees may from time to time determine.

         Section 5. Special Meetings. Special meetings of the Board of Trustees may be held from time to time upon call of the Chairman of the Board of Trustees, if any, the President or two or more of the Trustees, by oral or telegraphic or written notice duly served on or sent or mailed to each Trustee not less than one day before such meeting. No notice need be given to any Trustee who attends in person or to any Trustee who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Such notice or waiver of notice need not state the purpose or purposes of such meeting.

         Section 6. Quorum. One-third of the Trustees then in office shall constitute a quorum for the transaction of business, provided that a quorum shall in no case be less than two Trustees. If at any meeting of the Board there shall be less than a quorum present (in person or by open telephone line, to the extent permitted by the 1940 Act), a majority of those present may adjourn the meeting from time to time until a quorum shall have been obtained. The act of the majority of the Trustees present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute, by the Declaration of Trust or by these By-Laws.

         Section 7. Executive Committee. The Board of Trustees may, by the affirmative vote of a majority of the entire Board, elect from the Trustees an Executive Committee to consist of such number of Trustees as the Board may from time to time determine. The Board of Trustees by such affirmative vote shall have power at any time to change the members of such Committee and may fill vacancies in the Committee by election from the Trustees. When the Board of Trustees is not in session, the Executive Committee shall have and may exercise any or all of the powers of the Board of Trustees in the management of the business and affairs of the Trust (including the power to authorize the seal of the Trust to be affixed to all papers which may require it) except as provided by law and except the power to increase or decrease the size of, or fill vacancies on the Board. The Executive Committee may fix its own rules of procedure, and may meet, when and as provided by such rules or by resolution of the Board of Trustees, but in every case the presence of a majority shall be necessary to constitute a quorum. In the absence of any member of the Executive Committee the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Trustees to act in the place of such absent member.

         Section 8. Other Committees. The Board of Trustees, by the affirmative vote of a majority of the entire Board, may appoint other committees which shall in each case consist of such number of members and shall have and may exercise such powers as the Board may determine in the resolution appointing them. A majority of all members of any such committee may determine its action, and fix the time and place of its meetings, unless the Board of Trustees shall otherwise provide. The Board of Trustees shall have power at any time to change the members and powers of any such committee, to fill vacancies, and to discharge any such committee.

         Section 9. Informal Action by and Telephone Meetings of Trustees and Committees. Any action required or permitted to be taken at any meeting of the Board of Trustees or any committee thereof may be taken without a meeting, if a written consent to such action is signed by all members of the Board, or of such committee, as the case may be. Trustees or members of a committee of the Board of Trustees may participate in a meeting by means of a conference telephone or similar communications equipment; such participation shall, except as otherwise required by the 1940 Act, have the same effect as presence in person.

         Section 10. Compensation of Trustees. Trustees shall be entitled to receive such compensation from the Trust for their services as may from time to time be voted by the Board of Trustees.

         Section 11. Dividends. Dividends or distributions payable on the Shares may, but need not be, declared by specific resolution of the Board as to each dividend or distribution; in lieu of such specific resolutions, the Board may, by general resolution, determine the method of computation thereof, the method of determining the Shareholders to which they are payable and the methods of determining whether and to which Shareholders they are to be paid in cash or in additional Shares.

                                   ARTICLE III

                                    OFFICERS

         Section 1. Executive Officers. The executive officers of the Trust shall be chosen by the Board of Trustees. These may include a Chairman of the Board of Trustees, and shall include a President, a Secretary and a
      Treasurer. The Chairman of the Board of Trustees, if any, shall be selected from among the Trustees. The Board of Trustees may also in its discretion appoint one or more Vice-Presidents, Assistant Secretaries, Assistant Treasurers, (the number thereof to be determined by the Board of Trustees) and other officers, agents and employees, who shall have such authority and perform such duties as the Board or the Executive Committee may determine. The Board of Trustees may fill any vacancy which may occur in any office. Any two offices, except those of President and Vice-President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law or by these By-Laws to be executed, acknowledged or verified by two or more officers.

         Section 2. Term of Office. The term of office of all officers shall be as fixed by the Board of Trustees; however, any officer may be removed from office at any time with or without cause by the vote of a majority of the entire Board of Trustees.

         Section 3. Powers and Duties. The officers of the Trust shall have such powers and duties as generally pertain to their respective offices, as well as such posers and duties as may from time to time be conferred by the Board of Trustees or the Executive Committee.

                           THE PARNASSUS INCOME TRUST

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made this 24th day of March, 2000, by and between THE PARNASSUS INCOME TRUST (the "Trust"), a Massachusetts business trust, and PARNASSUS INVESTMENTS (the "Adviser").

                              W I T N E S S E T H :

         In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

     1.  In General

         The Adviser agrees, all as more fully set forth herein, to act as managerial investment adviser to the Trust with respect to the investment of its assets and to supervise and arrange the purchase and sale of securities held in the portfolio of the Trust and generally administer the affairs of the Trust.

     2. Duties and Obligation of the Adviser with respect to Management of the Trust

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

                  (i) Decide what securities shall be purchased or sold by the
                      Trust and when; and

                  (ii)Arrange for the purchase and the sale of  securities  held in the portfolio of the Trust by placing purchase and sale orders for the Trust.

         (b) Any investment purchases or sales made by the Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the "Act") and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time;
                  (5) any policies and fundamental policies of the Trust, as reflected in its registration statement under the Act, or as amended by the shareholders of the Trust.

         (c) The Adviser shall also administer the affairs of the Trust and, in connection therewith, shall be responsible for (i) maintaining the Trust's books and records (other than financial or accounting books and records or those being maintained by the Trust's custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships;

                  The Adviser shall give the Trust the benefit of its best judgement and effort in rendering services thereunder, but the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing contained therein shall, however, be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  The Trust agrees that the word "Parnassus" in its name is derived from the name of the Adviser and is the property of the Adviser for copyright and all other purposes and that, therefore, such word may be freely used by the Adviser as to other investment companies or other investment products. The Trust further agrees that, in the event that the Adviser ceases to be the Trust's investment adviser for any reason, the Trust will (unless the Adviser otherwise consents in writing) promptly take all necessary steps to change its name to a name not including the word "Parnassus".

                  It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust's Declaration of Trust.

     3.  Broker-Dealer Relationships

                  In connection with its duties set forth in Section 2(a)(ii) of this Agreement to arrange for the purchase and the sale of securities held in the portfolio of the Trust by placing purchase and sale orders for the Trust, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution", i.e. prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized to consider the reliability, integrity and financial condition of the broker.

                  The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Adviser. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. To demonstrate that such determinations were in good faith and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis; and (iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. The Trust recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution" as defined above.

     4.  Allocation of Expenses

                  The Adviser agrees that it will furnish the Trust, at the Adviser's expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser will also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Adviser. All costs and expenses not expressly assumed by the Adviser under this Agreement shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Trust's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

5.       Compensation of the Adviser

         (a) The Trust agrees to pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser hereunder, an annual management fee payable monthly and computed at the following annual percentages of each Fund's average daily net assets: the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million. For the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million.

         (b) In the event the expenses of the Trust (including the fees of the Adviser and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Adviser will reduce its fee by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Trust so that at no time will there be any accrued but unpaid liability under this expense limitation.

     6.  Duration and Termination

         (a) This Agreement shall go into effect on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect until April 30, 2001, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

(b) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty (60) days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as so defined).

7.       No Shareholder Liability.

         The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property. The Adviser represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

                                              THE PARNASSUS INCOME TRUST

Date: March 24, 2000                        By___________________________
                                            Richard Silberman, Secretary

                                              PARNASSUS INVESTMENTS

Date: March 24, 2000                         By___________________________
                                             Jerome L. Dodson, President

PARNASSUS INCOME TRUST

                             DISTRIBUTION AGREEMENT

         This Agreement, made as of the 24th day of March, 2000, between THE PARNASSUS INCOME TRUST, a Massachusetts business trust (the "Trust"), and PARNASSUS INVESTMENTS, a California corporation (the "Distributor").

                                   WITNESSETH:

         Whereas, the Trust proposes to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act") and it is in the interest of the Trust to offer its shares for sale continuously; and

         Whereas, the Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

         Whereas, the Trust and the Distributor wish to enter into an agreement with each other with respect to the continuous offering of the Trust's Shares of Beneficial Interest (the "Shares"), no par value, to commence after the effectiveness of its initial registration statement filed pursuant to the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act.

         Now, THEREFORE, the parties agree as follows:

         1. Appointment of Distributor. The Trust hereby appoints the Distributor as its exclusive agent to sell and to arrange for the sale of the Trust's Shares, on the terms and for the period set forth in this Agreement, and the Distributor hereby accepts such appointment and agrees to act hereunder directly and/or through the Trust's transfer agent in the manner set forth in the Prospectus (as defined below). It is understood and agreed that the services of the Distributor hereunder are not exclusive, and the Distributor may act as principal underwriter for the shares of any other registered investment company.

         2.  Services and Duties of the Distributor.
             --------------------------------------
             (a) The Distributor agrees to sell the Shares, as agent for the Trust, from time to time during the term of this Agreement upon the terms described in the Trust's Prospectus. As used in this Agreement, the term "Prospectus" shall mean the prospectus and statement of additional information included as part of the Trust's Registration Statement, as such prospectus and statement of additional information may be amended or supplemented from time to time, and the term "Registration Statement" shall mean the Registration Statement most recently filed from time to time by the Trust with the Securities and Exchange Commission and effective under the 1933 Act and the 1940 Act, as such Registration Statement is amended by any amendments thereto at the time in effect. The Distributor shall not be obligated to sell any certain number of Shares.

                  (b) Upon commencement of the Trust's operations, the Distributor will hold itself available to receive orders, satisfactory to the Distributor, for the purchase of the Shares and will accept such orders and will transmit such orders and funds received by it in payment for such Shares as are so accepted to the Trust's transfer agent or custodian, as appropriate, as promptly as practicable. Purchase orders shall be deemed effective at the time and in the manner set forth in the Prospectus. The Distributor shall not make any short sales of Shares.

                  (c) The offering price of the shares shall be the net asset value (as defined in the Declaration of Trust of the Trust and determined as set forth in the Prospectus) per share of the Shares. The Trust shall furnish the Distributor, with all possible promptness, an advice of each computation of net asset value.

         3.  Duties of the Trust.
             --------------------

                  (a) Maintenance of Federal Registration. The Trust shall, at its expense, take, from time to time, all necessary action and such steps, including payment of the related filing fees, as may be necessary to register and maintain registration of a sufficient number of Shares under the 1933 Act. The Trust agrees to file from time to time such amendments, reports and other documents as may be necessary in order that there may be no untrue statement of a material fact in a registration statement or prospectus, or necessary in order that there may be no untrue statement of a material fact in a registration statement or prospectus, or necessary in order that there may be no omission to state a material fact in the registration statement or prospectus which omission would make the statements therein misleading.

                  (b) Maintenance of "Blue Sky" Qualifications. The Trust shall, at its expense, use its best efforts to qualify and maintain the qualification of an appropriate number of Shares for sale under the securities laws of such states as the Distributor and the Trust may approve, and, if necessary or appropriate in connection therewith, to qualify and maintain the qualification of the Trust as a broker or dealer in such states; provided that the Trust shall not be required to amend its Declaration of Trust or By-Laws to comply with the laws of any state, to maintain an office in any state, to change the terms of the offering of the Shares in any state from the terms set forth in its Prospectus, to qualify as a foreign corporation in any state or to consent to service of process in any state other than with respect to claims arising out of the offering and sale of the Shares. The Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Trust in connection with such qualifications.

                  (c) Copies of Reports and Prospectus. The Trust shall, at its expense, keep the Distributor fully informed with regard to its affairs and in connection therewith shall furnish to the Distributor copies of all information, financial statements and other papers which the Distributor may reasonably request for use in connection with the distribution of Shares, including such reasonable number of copies of its Prospectus and annual and interim reports as the Distributor may request and shall cooperate fully in the efforts of the Distributor to sell and arrange for the sale of the Shares and in the performance of the Distributor under this Agreement.

         4. Conformity with Applicable Law and Rules. The Distributor agrees that in selling Shares hereunder it shall conform in all respects with the laws of the United State and of any state in which Shares may be offered, and with applicable rules and regulations of the NASD.

         5. Independent Contractor. In performing its duties hereunder, the Distributor shall be an independent contractor and neither the Distributor, nor any of its officers, directors, employees, or representatives is or shall be an employee of the Trust in the performance of the Distributor's duties hereunder. The Distributor shall be responsible for its own conduct and the employment, control, and conduct of its agents and employees and for injury to such agents or employees or to others through its agents or employees. The Distributor assumes full responsibility for its agents and employees under applicable statutes and agrees to pay all employee taxes thereunder.

         6.  Indemnification.
             ----------------

                  (a) Indemnification of Trust. The Distributor agrees to indemnify and hold harmless the Trust and each of its present or former trustees, officers, employees, representatives and each person, if any, who controls or previously controlled the Trust within the meaning of Section 15 of the 1933 Act against any and all losses, liabilities, damages,claims or expenses (including the reasonable costs or investigating or defending any alleged loss, liability, damage, claims or expense and reasonable legal counsel fees incurred in connection therewith) to which the Trust or any such person may become subject under the 1933 Act, under any other statute, at common law, or otherwise, arising out of the acquisition of any Shares by any person which (i) may be based upon any wrongful act by the Distributor or any of the Distributor's directors, officers, employees or representatives, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, shareholder report or other information covering Shares filed or made public by the Trust or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Trust by the Distributor. In no case
(i) is the Distributor's indemnity in favor of the Trust, or any person indemnified to be deemed to protect the Trust or such indemnified person against any liability to which the Trust or such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of his obligations and duties under this Agreement or (ii) is the Distributor to be liable under its indemnity agreement contained in this Paragraph with respect to any claim made against the Trust or any person indemnified unless the Trust or such person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust or upon such person (or after the Trust or such person shall have received notice to such service on any designated agent). However, failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which the Distributor may have to the Trust or any person against whom such action is brought otherwise than on account of the Distributor's indemnity agreement contained in the Paragraph.

         The Distributor shall be entitled to participate, at its own expense, in the defense, or, if the Distributor so elects, to assume the defense of any suit brought to enforce any such claim, but, if the Distributor ejects to assume the defense, such defense shall be conducted by legal counsel chosen by the Distributor and satisfactory to the Trust, to the persons indemnified defendant or defendants, in the suit. In the event that the Distributor elects to assume the defense of any such suit and retain such legal counsel, the Trust, the persons indemnified defendant or defendants in the suit, shall bear the fees and expenses of any additional legal counsel retained by them. If the Distributor does not elect to assume the defense of any such suit, the Distributor will reimburse the Trust and the persons indemnified defendant or defendants in such suit for the reasonable fees and expenses of any legal counsel retained by them. The Distributor agrees to promptly notify the Trust of the commencement of any litigation of proceedings against it or any of its officers, employees or representatives in connection with the issue or sale of any Shares.

         (b) Indemnification of the Distributor. The Trust agrees to indemnify and hold harmless the Distributor and each of its present or former officers, employees, representatives and each person, if any, who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act against any and all losses, liabilities, damages, claims or expenses (including the reasonable costs of investigating or defending any alleged loss, liability, damage, claim or expense and reasonable legal counsel fees incurred in connection therewith) to which the Distributor or and such person may become subject under the 1933 Act, under any other statute, at common law, or otherwise, arising out of the acquisition of any Shares by any person which (i) may be based upon any wrongful act by the Trust or any of the Trust's trustees, officers, employees or representatives, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, shareholder report or other information covering Shares filed or made public by the Trust or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance upon information furnished to the Trust by the Distributor. In no case (i) is the Trust's indemnity in favor of the Distributor, or any person indemnified to be deemed to protect the Distributor or such indemnified person against any liability to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of his obligations and duties under this Agreement, or (ii) is the Trust to be liable under its indemnity agreement contained in this Paragraph with respect to any claim made against Distributor, or person indemnified unless the Distributor, or such person, as the case may be, shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Distributor or upon such person (or after the Distributor or such person shall have received notice of such service on any designated agent). However, failure to notify the Trust of any such claim shall not relieve the Trust from any liability which the Trust may have to the Distributor or any person against whom such action is brought otherwise than on account of the Trust's indemnity agreement contained in this Paragraph.

         The Trust shall be entitled to participate, at its own expense, in the defense, or, if the Trust so elects, to assume the defense of any suit brought to enforce any such claim, but if the Trust elects to assume the defense, such defense shall be conducted by legal counsel chosen by the Trust and satisfactory to the Distributor, to the persons indemnified defendant or defendants, in the suit. In the event that the Trust elects to assume the defense of any such suit and retain such legal counsel, the Distributor, the persons indemnified defendant or defendants in the suit, shall bear the fees and expenses of any additional legal counsel retained by them. If the Trust does not elect to assume the defense of any such suit, the Trust will reimburse the Distributor and the persons indemnified defendant or defendants in such suit for the reasonable fees and expenses of any legal counsel retained by them. The Trust agrees to promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its trustees, officers, employees or representatives in connection with the issue or sale of any Shares.

         7. Authorized Representations. The Distributor is not authorized by the Trust to give on behalf of the Trust any information of to make any representations in connection with the sale of Shares other than the information and representations contained in a registration statement of prospectus filed with the Securities and Exchange Commission ("SEC") under the 1933 Act and/or the 1940 Act, covering Shares, as such registration statement and prospectus may be amended or supplemented from time to time, or contained in shareholder reports or other material that may be prepared by or on behalf of the Trust for the Distributor's use. This shall not be construed to prevent the Distributor from preparing and distributing tombstone advertisements and sales literature or other material as it may deem appropriate. No person other than Distributor is authorized to act as principal underwriter (as such term is defined in the 1940
Act) for the Trust.

         8. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect from year to year so long as: (a) such continuation shall be specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust and, concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Trust, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (b) the Distributor shall not have notified the Trust, in writing, at least 60 days prior to April 30, 2001 or prior to April 30 of any year thereafter, that it does not desire such continuation. The Distributor shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

         9. Amendment and Assignment of Agreement. This Agreement may not be amended or assigned without the affirmative vote of a majority of the outstanding voting securities of the Trust, and this Agreement shall automatically and immediately terminate in the event of its assignment.

         10. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, on not more than upon 60 days' nor less than 30 days' prior notice in writing to the other party; provided, that in the case of termination by the Trust such action shall have been authorized by resolution of a majority of the trustees of the Trust who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Trust.

         11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         This  Agreement  may  be  executed   simultaneously   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust.

         12. Definition of Terms. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested persons", "assignment", and "affiliated person", as used in Paragraphs 8, 9 and 10 hereof, shall have the meanings assigned to them by Section 2(a) of the 1940. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         13. Compliance with Securities Laws. The Trust represents that it is registered as an open-end management investment company under the 1940 Act, and agrees that it will comply with all the provisions of the 1940 Act and of the rules and regulations thereunder. The Trust and the Distributor each agree to comply with all of the applicable terms and provisions on the 1940 Act, the 1933 Act and, subject to the provisions of the 1940 Act, the 1933 Act and, subject to the provisions of Section 4(d), and all applicable "Blue Sky" laws. The Distributor agrees to comply with all of the applicable terms and provisions of the Securities Exchange Act of 1934.

         14. Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Distributor at One Market-Steuart Tower #1600, San Francisco, CA 94105 or (2) to the Trust at One Market-Steuart Tower #1600, San Francisco, CA 94105.

         15. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of California.

         16. No Shareholder Liability. The Distributor understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property. The Distributor represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

                                               THE PARNASSUS INCOME TRUST

         Date:   March 24, 2000                By:------------------------
                                               Richard D. Silberman, Secretary



                                               PARNASSUS INVESTMENTS

         Date:    March 24, 2000               B:-------------------------
                                               Jerome L. Dodson, President

                                CUSTODY AGREEMENT

 This AGREEMENT is entered into as of Dec. 10,1999 between The Parnassus Income Trust (the "Fund"), a Massachusetts business trust, having its principal office and place of business at One Market - Steuart Tower, Suite #1600, San Francisco, CA 94105 and Union Bank of California, National Association (the "Bank"), a National Banking Association organized under the laws of the United States with its principal place of business at 350 California Street, San Francisco, CA 94104.

 In consideration of the mutual promises set forth below, the Fund and the Bank agree as follows:

 1.      Definitions.

 Whenever used in this Agreement or in any Schedules to this Agreement, the words and phrases set forth below shall have the following meanings, unless the context otherwise requires:

                  1.1 "Authorized Person" shall mean the person or persons who have been duly authorized by the Board of Trustees of the Fund to give Written Instructions on behalf of the Fund for the requested action by the Bank, as listed in the certificate annexed hereto as Appendix A, or such later certification as may be received by the Bank from time to time.

                  1.2    "Book-Entry    System"    shall   mean   the    Federal
 Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.

                  1.3 "Declaration of Trust" shall mean the Declaration of Trust of the Fund as now in effect and as the same may be amended from time to time.

                  1.4 "Depository" shall mean The Depository Trust Company ("DTC"), a clearing agency registered with the Securities and Exchange Commission under Section 17(a) of the Securities Exchange Act of 1934, as amended, its successor or successors and its nominee or nominees, in which the Bank is hereby specifically authorized to make deposits. The term "Depository" shall further mean and include any other person to be named in Written
 Instructions authorized to act as a depository under the 1940 Act, its successor or successors and its nominee or nominees.

                  1.5 "Money Market Security" shall mean any security generally referred to as a "money market" instrument, and shall be deemed to include, without limitation, debt obligations issued or guaranteed as to interest and principal by the Government of the United States or agencies or instrumentalities thereof, and repurchase and reverse repurchase agreements with respect to any of the foregoing types of securities, commercial paper, bank certificates of deposit, bankers' acceptances and short-term corporate obligations, where the purchase or sale of such securities normally requires settlement in federal funds on the same day as such purchase or sale.

          1. 6 "Prospectus" shall mean the Fund's current prospectus and statement of additional information relating to the registration of the Fund's Shares under the Securities Act of 1933, as amended.

                  1.7 "Security" or "Securities" shall mean any security and other investment from time to time owned by any Portfolio, and shall be deemed to include, without limitation, bonds, debentures, notes, stocks, shares, evidences of indebtedness, and other securities and investments from time to time owned by each Portfolio of the Fund.

          1.8 "Shares" shall mean the shares of beneficial interest of a Portfolio of the Fund.

                   1.9 "Portfolio" shall mean Portfolios shown on Schedule A, attached hereto and made a part hereof by this reference, and any such other Portfolio as may from time to time be created and designated in accordance with the provisions of the Declaration of Trust.

                  1.10 "Transfer Agent" shall mean the person which performs the transfer agent, dividend disbursing agent and shareholder servicing agent functions for the Fund.

                  1.11 "Written Instructions" shall mean a written or electronic communication actually received by the Bank from an Authorized Person or from a person reasonably believed by the Bank to be an Authorized Person by telex or any other such system whereby the receiver of such communication is able to verify through codes or otherwise with a reasonable degree of certainty the authenticity of the sender of such communication.

                  1.12 "Oral Instructions" shall mean an oral or telephonic or similar communication actually received by the Bank from an Authorized Person or from a person reasonably believed by the Bank to be an Authorized Person by telephone or any other such system whereby the receiver of such communication is able to verify with a reasonable degree of certainty the authenticity of the sender of the communication. All Oral Instruction shall be confirmed by Written Instructions.

                  1.13 The "1940 Act" shall mean the Investment Company Act of 1940, and the rules and regulations thereunder, all as amended from time to time.

 2.      Appointment of Custodian.

                  2.1 The Fund hereby constitutes and appoints the Bank as custodian of all the securities and moneys owned by or in the possession of the Fund during the period of this Agreement.

                  2.2 The Bank hereby accepts appointment as custodian for the Fund and agrees to perform the duties thereof as hereinafter set forth. In addition to the specific duties set forth in this Agreement, the Bank W11 in general attend to all routine and mechanical matters in connection with the sale, exchange, substitution, purchase, transfer, deposit or other dealings with Securities or other property of the Fund except as may be otherwise provided in this Agreement or directed from time to time by the Board of Trustees of the Fund.

                  2.3 The Bank agrees to notify the Fund promptly should its aggregate capital, surplus, and undivided profits fall below prescribed minimums under the 1940 Act or, for any reason, should it becomes unqualified to act as Custodian under the 1940 Act or other law.

 3.      Compensation.

                  3.1 The Fund will compensate the Bank for its services rendered under this Agreement in accordance with the fees set forth in the Fee Schedule attached as Schedule B and made a part of this Agreement by this reference.

                  3.2 The parties to this Agreement will agree upon the compensation for acting as Custodian for any Portfolio hereafter established and designated, and at the time that the Bank commences serving as such for said Portfolio, such agreement shall be reflected in a revised Fee Schedule for the Fund, which shall be attached to Schedule B of this Agreement.

                  3.3 Any compensation agreed to hereunder may be adjusted from time to time by not less than 90 days advance written notice of such fee increase from the Bank to Fund.

                  3.4 The Bank will bill the Fund as soon as practicable after the end of the month, and said billings will be detailed in accordance with the Fee Schedule. The Fund will promptly pay to the Bank the amount of such billing. In the event such bill is not promptly paid with respect to a Portfolio, the Bank may charge against any money specifically allocated to the Portfolio such compensation and any expenses incurred by the Bank in the performance of its duties pursuant to this Agreement. The Bank shall also be entitled to charge against any money held by it and specifically allocated to a Portfolio the amount of any loss, damage, liability or expense incurred with respect to such Portfolio, including counsel fees, for which it shall be entitled to reimbursement under the provisions of this Agreement. There shall be no additional fees or expenses to the Fund incurred by the Bank's use of Sub-Custodians or foreign branches of the Bank in settling Portfolio Security transactions outside of San Francisco or New York City.

4.       Custody of Cash and Securities.

                  4.1 Receipt and Holding of Assets. The Fund will deliver or cause to be delivered to the Bank all Securities and moneys owned by it, including cash received from the issuances of its Shares, at any time during the period of this Agreement and shall specify the Portfolio to which the Securities and moneys are to be specifically allocated. The Bank shall physically segregate and keep apart on its books the assets of each Portfolio, including separate identification of Securities held in the Book-Entry System. The Bank will not be responsible for such Securities and moneys until actually received by it. The Fund shall instruct the Bank from time to time in its sole discretion, by means of Written Instructions or Oral Instruction confirmed by Written Instructions, as to the manner in which and in what amounts securities and moneys of a Portfolio are to be deposited on behalf of such Portfolio in the Book-Entry System or the Depository and specifically allocated on the books of the Bank to such Portfolio. Securities and moneys of the Fund deposited in the Book-Entry System or the Depository will be represented in accounts which include only assets held by the Bank for customers, including but not limited to accounts in which the Bank acts in a fiduciary or representative capacity.

                  4.2 Accounts and Disbursements. The Bank shall establish and maintain a separate account for each Portfolio and shall credit to the separate account of each Portfolio all moneys received by it for the account of such Portfolio and shall disburse the same only:

                           4.2.1 In payment for Securities purchased for such
Portfolio, as provided in Section 5 hereof;

                           4.2.2 In payment of dividends or distributions with
respect to the Shares of such Portfolio;

                           4.2.3 In payment of original issue or other taxes
with respect to the Shares of such Portfolio;

                           4.2.4 In payment for Shares which have been redeemed
by such Portfolio;

                           4.2.5 Pursuant to Written Instructions, or Oral
Instructions confirmed by Written Instructions setting forth the name of such Portfolio the name and address of the person to whom the payment is to be made, the amount to be paid and the purpose for which payment is to be made; or

                           4.2.6 In payment of fees and in reimbursement of the
expenses and liabilities of the Bank attributable to such Portfolio.

                           4.2.7 The Bank shall upon receipt of Written
Instructions, or Oral Instructions confirmed by Written Instructions, establish and maintain a segregated account or accounts for and on behalf of each Portfolio of the Fund, into which account or accounts may be transferred cash and Securities, (i) in accordance with the provisions of any agreement among the Fund, the Bank and a broker-dealer registered under the Securities and Exchange Act of 1934 (the "1934 Act") and a member of the NASD (or any futures commission merchant registered under the commodities Exchange Act), relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange (or the Commodities Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund,
(iii) for the purposes of compliance by the fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes.

                  4.3 Confirmations and Statements. Promptly after the close of business each day, the Bank shall make available to the Fund information with respect to all transfers to and from the account of each Portfolio during that day. The Bank need not send written confirmation or a summary of all such transfers to or from the account of each Portfolio. Provided, however that upon the written request the Fund, the Bank shall provide within 5 business days of such written request a copy of any confirmations which include transactions of the Fund. Where securities purchased by a Portfolio are in a fungible bulk of Securities registered in the name of the Bank (or its nominee) or shown on the Bank's account on the books of the Depository or the Book-Entry System, the Bank shall by book entry or otherwise identify the quantity of those securities belonging to such Portfolio. At least monthly, the Bank shall furnish the Fund with a detailed statement of the Securities and moneys held for each Portfolio under this Agreement.

                   4.4 Registration of Securities and Physical Separation All Securities held for a Portfolio which are issued or issuable only in bearer form, except such Securities as are held in the Book-Entry System, shall be held by the Bank in that form; all other Securities held for a Portfolio may be registered in the name of any duly appointed registered nominee of the Bank as the Bank may from time to time determine, or in the name of the Book-Entry System or the Depository or their successor or successors, or their nominee or nominees. When a reference is made in this Agreement to an action to be taken by the Bank it is understood by the parties that the action may be taken directly or in the case of book-entry securities, through the appropriate depository. The Fund agrees to furnish to the Bank appropriate instruments to enable the Bank to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or the Depository, any Securities which it may hold for the account of a Portfolio. The Bank (or its sub-custodians) shall hold all such Securities specifically allocated to a Portfolio which are not held in the Book-Entry System or the Depository in a separate account for such Portfolio in the name of such Portfolio and physically segregated at all times from those of any other person or persons.

                  4.5   Collection  of  Income  and  Other   Matters   Affecting
 Securities.   Unless   otherwise   instructed   to  the   contrary  by  Written
 Instructions, the Bank shall with respect to all Securities held for a Portfolio in accordance with this Agreement:

                           4.5.1    Collect all income due or payable and credit
such income promptly on the contractual settlement date, whether or not actually received, to the account of the appropriate Portfolio, except for income from foreign issues (which shall be collected as soon as reasonably practicable and shall be credited when actually received). Income which has not been collected after reasonable effort, within a time agreed upon between the parties, shall be repaid to the Bank pending final collection at such date as may be mutually agreed upon by the Fund and the Bank.

                           4.5.2    Present for payment and collect the amount
payable upon all Securities which may mature or be called, redeemed or retired, or otherwise become payable. The Bank shall make a good faith effort to inform the Fund of any call, redemption or retirement date with respect to securities which are owned by a Portfolio and held by the Bank or its nominee. Notwithstanding the foregoing, the Bank shall have no responsibility to the Fund or a Portfolio for monitoring or ascertaining of any call, redemption or retirement date with respect to securities which are owned by a Portfolio and held by the Bank or its nominee. Nor shall the Bank have any responsibility or liability to the Fund or to a Portfolio for any loss by a Portfolio for any missed payment or other default resulting therefrom with respect to any put security owned by a Portfolio and held by the Bank or its nominee unless the Bank received timely general notification, which shall not be less than 5 business days, from the Fund or the Portfolio specifying the time, place and manner for the presentment of any such put security. The Bank shall not be responsible and assumes no liability to the Fund or a Portfolio for the accuracy or completeness of any notification the Bank shall provide to the Fund or a Portfolio with respect to put securities;
                           4.5.3    Execute any necessary declarations or
certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect; and

                           4.5.4    Hold for the account of each Portfolio all
rights and other Securities issued with respect to any Securities held by the Bank hereunder for such Portfolio.

                  4.6 Delivery of Securities and Evidence of Authority. Upon receipt of Written Instructions, or Oral Instructions confirmed by Written Instructions, the Bank shall:

                           4.6.1    Execute and deliver or cause to be executed
and   delivered,   to  such  persons  as  may  be  designated  in  such  Written
Instructions, proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as owner of any Securities may be exercised;

                           4.6.2    Deliver or cause to be delivered any
Securities held for a Portfolio in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

                           4.6.3    Deliver or cause to be delivered any
Securities held for a Portfolio to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation or recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

                           4.6.4    Make or cause to be made such transfers or
exchanges of assets and take such steps as shall be stated in said Written Instructions, or Oral Instructions confirmed by Written Instructions, to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund or a Portfolio;
                           4.6.5    Deliver Securities owned by any Portfolio
upon sale of such Securities for the account of such Portfolio pursuant to
Section 5;

                           4.6.6    Deliver Securities owned by any Portfolio
upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into by such Portfolio;

                           4.6.7    Deliver Securities owned by any Portfolio to
the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable; provided, however, that in any such case the cash or other consideration is be delivered to the Bank;
                           4.6.8    Deliver Securities owned by any Portfolio in
connection with any loans of Securities made by such Portfolio but only against receipt of adequate collateral as agreed upon from time to time by the Bank and the Fund which may be in any form permitted under the 1940 Act or any interpretations thereof issued by the Securities and Exchange Commission or its staff;
                           4.6.9    Deliver Securities owned by any Portfolio
for delivery as security in connection with any borrowings by such Portfolio requiring a pledge of Portfolio assets, but only against receipt of amounts borrowed;

                           4.6.10   Deliver Securities owned by any Portfolio
upon receipt of instructions from such Portfolio for delivery to the Transfer Agent or to the holders of Shares of such Portfolio in connection with distributions in kind, as may be described from time to time in the Fund's Prospectus, in satisfaction of requests by holders of Shares for repurchase or redemption; and

                           4.6.11   Deliver Securities owned by any Portfolio
for any other proper business purpose, but only upon receipt of, in addition to Written Instructions, a certified copy of a resolution of the Board of Trustees signed by an Authorized Person and certified by the Secretary or Assistant Secretary of the Fund, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper business purpose, and naming the person or persons to whom delivery of such Securities shall be made.

                  4.7 Endorsement and Collection of Checks. Etc. The Bank is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money received by the Bank for the account of a Portfolio.

 5.      Purchase and Sale of Investments of the Portfolio
         -------------------------------------------------

                  5.1 Promptly after each purchase of Securities for a Portfolio, the Fund shall deliver to the Bank Written Instructions or Oral Instructions confirmed by Written Instructions, specifying with respect to each purchase: (1) the name of the Portfolio to which such Securities are to be specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or the principal amount purchased and accrued interest, if any; (4) the date of purchase and settlement; (5) the purchase price per unit; (6) the total amount payable upon such purchase; (7) the name of the person from whom or the broker through whom the purchase was made, if any; (8) whether or not such purchase is to be settled through the Book-Entry System of the Depository; and (9) whether the Securities purchased are to be deposited in the Book-Entry System or the Depository. The Bank shall receive all Securities purchased by or for a Portfolio and upon receipt of such Securities shall pay out of the moneys held for the account of such Portfolio the total amount payable upon such purchase, provided that the same conforms to the total amount payable as set forth in such Written Instructions, or Oral Instructions confirmed by Written Instructions.

                  5.2 Promptly after each sale of Securities of a Portfolio, the Fund shall deliver to the Bank Written Instructions, or Oral Instructions confirmed by Written Instructions, specifying with respect to such sale: (1) the name of the Portfolio to which the Securities sold were specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or principal amount sold, and accrued interest, if any; (4) the date of sale; (5) the sale price per unit; (6) the total amount payable to the Portfolio upon such sale; (7) the name of the broker through whom or the person to whom the sale was made; and (8) whether or not such sale is to be settled through the Book-Entry System or the Depository. The Bank shall deliver or cause to be delivered the Securities to the broker or other person designated by the Fund upon receipt of the total amount payable to such Portfolio upon such sale, provided that the same conforms to the total amount payable to such Portfolio as set forth in such Written Instructions, or Oral Instructions confirmed by Written Instructions. Subject to the foregoing, the Bank may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

 6.      Payment of Dividends or Distributions

                  6.1 The Fund shall furnish to the Bank the resolution of the Board of Trustees of the Fund certified by the Secretary or Assistant Secretary
 (i) authorizing the declaration of dividends or distribution with respect to a Portfolio on a specified periodic basis and authorizing the Bank to rely on Written Instructions specifying the date of the declaration of each dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per share to the shareholders of record as of the record date and the total amount payable per share to the shareholders of record as of the record date and the total amount payable to the Transfer Agent on the payment date, or (ii) setting forth the date of declaration of any dividend or distribution by a Portfolio, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per share to the shareholders of record as of the record date and the total amount payable to the Transfer Agent on the payment date.

                  6.2 Upon the payment date specified in such resolution or Written Instructions the Bank shall pay out the moneys specifically allocated to and held for the account of the appropriate Portfolio the total amount payable to the Transfer Agent of the Fund.

 7.      Sale and Redemption of Shares of a Portfolio
         --------------------------------------------

         7.1 Whenever the Fund shall sell or redeem any Shares of a Portfolio, the Fund shall deliver or cause to be delivered to the Bank Written Instructions, or Oral Instructions confirmed by Written Instructions, duly specifying:

       7.1.1   The name of the Portfolio whose Shares were sold or redeemed

       7.1.2   The number of Shares sold or redeemed, trade date, and price; and

                         7.1.3 The amount of money to be  received  or paid by
the Bank for the sale or redemption of such Shares.

                  7.2 Upon receipt of such money from the Transfer Agent, the Bank shall credit such money to the separate account of the Portfolio.

                  7.3 Upon issuance of any Shares of a Portfolio in accordance with the foregoing provisions of this Section 7, the Bank shall pay, out of the moneys specifically allocated and held for the account of such Portfolio, all original issue or other taxes required to be paid in connection with such issuance upon the receipt of Written Instructions, or oral instructions confirmed by Written Instructions, specifying the amount to be paid.

                  7.4 Upon receipt from the Transfer Agent of advice setting forth the number of Shares of a Portfolio received by the Transfer Agent for redemption and that such Shares are valid and in good form for redemption, the Bank shall make payment to the Transfer Agent out of the moneys specifically allocated to and held for the account of the Portfolio.

8.       Indebtedness.
         -------------

                  8.1 The Fund will cause to be delivered to the Bank, by any bank (excluding the Bank) from which the Fund borrows money for temporary administrative or emergency purposes using Securities as collateral for such borrowings, a notice or undertaking in the form currently employed by such bank setting forth the amount which such bank will loan to the Fund against delivery of a stated amount of collateral. The Fund shall promptly deliver to the Bank Written Instructions, or Oral instructions confirmed by Written Instructions, stating with respect to each such borrowing: (1) the name of the Portfolio for which the borrowing is to be made; (2) the name of the bank; (3) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Fund, or other-loan agreement;
 (4) the time and date, if known, on which the loan is to be entered into (the "borrowing date"); (5) the date on which the loan becomes due and payable; (6) the total amount payable to the Fund for the separate account of the Portfolio on the borrowing date; (7) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities; (8) whether the Bank is to deliver such collateral through the Book-Entry System or the Depository; and (9) a statement that such loan is in conformance with the 1940 Act and the Fund's Prospectus.

                  8.2 Upon receipt of the Written Instructions, or Oral Instructions confirmed by Written Instructions, referred to above, the Bank shall deliver on the borrowing date the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Written Instructions, or Oral Instructions confirmed by Written Instructions. The Bank may at the option of the lending bank keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Bank shall deliver as additional collateral in the manner directed by the Fund from time to time such securities specifically allocated to such Portfolio as may be specified in Written Instructions, or Oral Instructions confirmed by Written Instructions, to collateralize further any transaction described in this Section 8. The Fund shall cause all Securities released from collateral status to be returned directly to the Bank, and the Bank shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in Written Instructions, or Oral Instructions confirmed by Written Instructions, all of the information required by this Section 8, the Bank shall not be under any obligation to deliver any Securities. Collateral returned to the Bank shall be held hereunder as it was prior to being used as collateral.

 9.      Persons Having Access to Assets of the Fund.
         --------------------------------------------

                  9.1 No Trustee, officer, employee or agent of the Fund, and no officer, director, employee or agent of the Fund's investment advisor, shall have physical access to the assets of any Portfolio held by the Bank or be authorized or permitted to withdraw any investments of any Portfolio, nor shall the Bank deliver any assets of any Portfolio to any such person. No officer, director, employee or agent of the Bank who holds any similar position with the Fund or the Fund's investment advisor shall have access to the assets of the Fund.

                  9.2 The individual employees of the Bank initially duly authorized by the Board of Directors of the Bank to have access to the assets of the Fund are listed on Schedule C which is attached and made a part of this Agreement by this reference. The Bank shall advise the Fund of any change in the individuals authorized to have access to the assets of the Fund by written notice to the Fund.

                  9.3 Nothing in this section 9 shall prohibit any officer, employee or agent of the Fund, or any officer, director, employee or agent of the Fund's investment advisor, from giving Written Instructions, or Oral Instructions confirmed by Written Instructions, to the Bank so long as it does not result in delivery of or access to assets of any Portfolio prohibited by this Section 9.

 10.     Concerning the Bank.
         --------------------

                  10.1  Standard of Conduct.  The Bank shall not be  responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and reasonably believed by it to be valid or genuine and shall be held harmless in acting upon proper instructions, resolutions, any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties and shall be entitled to receive as conclusive proof of any fact or matter required to be ascertained by it hereunder a certificate signed by the President, a Vice President, the Treasurer, the Secretary or an Assistant Secretary of the Fund. The Bank may receive and accept a resolution as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the Board of Trustees pursuant to the Declaration of Trust as described in such resolution, and such resolution may be considered as in full force and effect until receipt by the Bank of written notice from the Secretary or an Assistant Secretary of the Fund to the contrary.

       The Bank shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Provided, however, that if such reliance involves a potential material loss to the Fund, the Bank shall advise the Fund in advance and in writing of any such actions to be taken in accordance with such advice of counsel to the Bank.

       The Bank shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement but shall be liable only for its own negligent or bad faith acts or willful misconduct or willful failures to act by the Bank and its agents or employees. The Bank shall have no responsibility for reviewing or questioning the acts or records of any prior custodian. The Fund shall indemnify the Bank and hold it harmless from and against all losses, liabilities, demands, claims, actions, expenses, attorneys' fees, and taxes with respect to each Portfolio which the Bank may suffer or incur on account of being Custodian hereunder except to the extent that such losses, liabilities, demands, claims, actions, expenses, attorneys fees or taxes arise from the Bank's own negligence or bad faith or willful misconduct or willful failure to act.

       If the Fund requires the Bank to take any action with respect to Securities of a Portfolio, which action involves the payment of money or which action may, in the opinion of the Bank, result in the Bank or its nominee assigned to such Portfolio being liable for the payment of money or incurring liability of some other form, the Fund, as a prerequisite to requiring the Bank to take such action, shall, prior to the Bank taking such action, provide indemnity in writing to the Bank in an amount and form satisfactory to it.

       The Bank shall not be liable for any loss of data or any delay in its performance under this Agreement to the extent such loss or delay is due to causes beyond its control, including but not limited to acts of God, interruption in, loss of or malfunction in power, significant computer hardware or systems software or telephone communication service; act of civil or military authority, sabotage; war or civil commotion; fire; explosion; or strike (except that the Bank shall at all time be required to maintain minimum critical activities). The Bank shall use its best efforts to minimize any such loss or delay by all practical steps and to replace any lost data promptly. The Bank agrees not to discriminate against the Fund in favor of any other customer of the Bank in making computer time and its personnel available to input and process transactions hereunder when such a loss of data or delay occurs.

                  10.2 Limit of Duties. Without limiting the generality of the foregoing, the Bank shall be under no duty or obligation to inquire into, and shall not be liable for:

                           10.2.1     The validity of the issue of any
Securities purchased by any Portfolio, the legality of the purchase thereof, the permissibility of the purchase thereof under the Fund's governing documents, or the propriety of the amount paid therefor;

                           10.2.2     The legality of the sale of any Securities
by any Portfolio, the permissibility of such sale under the Fund's governing documents, or the propriety of the amount for which the same are sold;

                           10.2.3     The legality of the issue or the sale of
any Shares of any Portfolio, or the sufficiency of the amount to be received therefor;

                           10.2.4     The legality of the redemption of any
Shares of any Portfolio, or the propriety of the amount to be paid therefor;

                           10.2.5     The legality of the declaration or payment
of any dividend or other distribution of any Portfolio; purposes.

                           10.2.6     The legality of any borrowing for
temporary or emergency administrative

                  10.3 No Liability Until Receipt. The Bank shall not be liable for, or considered to be the custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of any Portfolio until the Bank actually receives and collects such money directly or by the final crediting of the account representing the Fund's interest in the Book-Entry System or the Depository.

                  10.4 Collection Where Payment Refused. The Bank shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (a) it shall be directed to take such action by Written Instructions, or Oral Instructions confirmed by Written Instructions, and (b) it shall be assured to its satisfaction of reimbursement of its costs and expenses in connection with any such action.

                  10.5 Appointment of Agents and Sub-Custodians. The Bank may appoint one or more banking institutions, including but not limited to banking institutions located in foreign countries, to act as depository or depositories or as sub-custodian or as sub-custodians of Securities and moneys at any time owned by any Portfolio, upon terms and conditions specified in Written
 Instructions, or Oral Instructions confirmed by Written Instructions. As such depository or sub-custodian shall be approved in advance by the Board of Trustees of the Trust. The Custodians shall remain primarily responsible for the Securities of the Fund held by any one depository or sub-custodian in the same manner as if held directly by the Custodian.

                  10.6 No Duty to Ascertain: Authority. The Bank shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the Fund and specifically allocated to a Portfolio are such as may properly be held by the Portfolio and specifically allocated to such Portfolio under the provisions of the Declaration of Trust arid the Fund's Prospectus.

                  10.7 Reliance on Certificates and Instructions. The Bank shall be entitled to rely upon any Written Instructions or Oral Instructions actually received by the Bank pursuant to the applicable Sections of this Agreement and reasonably believed by the Bank to be genuine and to be given by an Authorized Person. The Fund agrees to forward to the Bank Written Instructions from an Authorized Person confirming such Oral Instructions in such manner so that such Written Instructions are received by the Bank, whether by hand delivery, telex, or otherwise, by the close of business on the same day that such Oral Instructions are given to the Bank. The Fund agrees that the fact that such confirming instructions are not received by the Bank shall in no way affect the validity for the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Bank shall incur no liability to the Fund in acting upon Oral Instructions given to the Bank hereunder concerning such transactions provided such instructions reasonably appear to have been received from a duly Authorized Person.

                  10.8 Maintenance and Inspection of Books and Records. The Bank will create, maintain, preserve for the specified periods and make available upon request, all records relating to its activities and obligations tinder this Agreement in such a manner as will meet the obligations of the Fund tinder the Investment Company Act of 1940, including records required by Rule 3la-l of the General Rules and Regulations under the 1940 Act and under other applicable federal and state tax laws and any other law or administrative rules or procedures which may be applicable to the Fund. All such records shall be the property of the Fund. The books and records of the Bank regarding the Fund shall be open to inspection and audit at reasonable times by officers and auditors employed by the Fund and by employees of the Securities and Exchange Commission. The Bank shall provide the Fund, upon request, with any report obtained by the Bank on the system of internal accounting control of the Book-Entry System or the Depository and with such reports on its own systems of internal accounting control (including reports by the Bank's independent accountants for distribution generally to customers of the Bank) as the Fund may reasonably request from time to time.

                  10.9 Neither the Bank nor any nominee of the Bank shall vote any of the securities held hereunder by or for the account of the Fund, except in accordance with Written Instructions, or Oral Instructions confirmed by Written Instructions, from the Fund. The Bank shall promptly deliver, or cause to be executed and delivered, to the Fund all notices, proxies and proxy soliciting materials with relation to such Securities (if registered otherwise than in the name of the Fund), but without indicating the manner in which such proxies are to be voted. The Bank shall also promptly deliver to the Fund all other communications it may receive with respect to the Securities held by it hereunder.

         The Bank shall also transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Bank from issuers of the securities being held for the Fund. With respect to capital changes or reorganizations the Bank shall transmit promptly to the Fund or its advisors all information received from issuers or their agents which requires an action by the Fund or its advisor. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transactions, the Fund shall notify the Bank at least three business days prior to the date on which the Bank is to take such action.

 11.     Term and Termination.
         ---------------------

                  11.1 This Agreement shall become effective on the date first set forth above (the "Effective Date") and shall continue in effect thereafter as the parties may mutually agree.

                  11.2 Either of the parties hereto may terminate this Agreement with respect to any Portfolio by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than 90 days after the date of receipt of such notice. In the event such notice is given by the Fund, it shall designate a successor custodian or custodians, which shall be a person qualified to so act under the 1940 Act. In the event such notice is given by the Bank, the Fund shall, on or before the termination date, deliver to the Bank, Written Instructions, or Oral Instructions confirmed by Written Instructions, designating a successor Custodian or Custodians. In the absence of such designation by the Fund, the Bank may designate a successor Custodian, which shall be a person qualified to so act under the 1940 Act. If the Fund fails to designate a successor Custodian for any Portfolio, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by the Bank of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys then owned by such Portfolio, be deemed to be its own Custodian and the Bank shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System which cannot be delivered to the Fund.

                11.3 Upon the date set forth in such notice under Section 11.2, this Agreement shall terminate to the extent specified in such notice, and the Bank shall upon receipt of a notice of acceptance by the successor Custodian on that date deliver directly to the successor Custodian all Securities and moneys then held by the Bank and specifically allocated to the Portfolio specified, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled with respect to such Portfolio.

 12.     Additional Services by Bank.
         ----------------------------

                  12.1 If allowed by the Prospectus, the Fund's investment adviser may direct that the assets of any Portfolio be invested in deposits in the Bank or its affiliates bearing a reasonable rate of interest.

                  12.2 Any  Authorized  Person  may  direct  the Bank to utilize other services or facilities provided by UnionBanCal Corporation, its subsidiaries or affiliates including the Bank. Such services shall include, but not be limited to (1) the placing of orders for the purchase, sale exchange, investment or reinvestment of securities through any brokerage service conducted by, or (2) the purchase of units of any investment company managed or advised by the Bank, UnionBanCal, or their subsidiaries or affiliates and/or for which the Bank, UnionBanCal, or their subsidiaries or affiliates act as custodian or provide investment advice or other services for a fee, including, without limitation, the HighMark Group of Funds. The Fund hereby acknowledges that the Bank, UnionBanCal or their subsidiaries or affiliates will receive fees for such services in addition to the fees payable under this Agreement. Fee Schedules for such additional directed services shall be delivered to the Authorized Person before provision of such services.

 13.     Miscellaneous.
         --------------

                  13.1 Annexed hereto as Schedule C is a certification signed by two of the present officers of the Fund setting forth the names and the signatures of the present Authorized Persons. The Fund agrees to furnish to the Bank a new certification in similar form in the event that any such present Authorized Person ceases to be such an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new certification shall be received, the Bank shall be fully protected in acting under the provisions of this Agreement upon signatures of the present Authorized Persons as set forth in the last delivered certification.

                  13.2 Annexed hereto as Appendix B is a certification signed by two of the present officers of the Fund setting forth the names and the signatures of the present officers of the Fund. The Fund agrees to furnish to the Bank a new certification in similar form in the event any such present officer ceases to be an officer of the Fund or in the event that other or additional officers are elected or appointed. Until such new certification shall be received, the Bank shall be fully protected in acting under the provisions of this Agreement upon the signature of the officers as set forth in the last delivered certification.

                  13.3 Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Bank, shall be sufficiently given if addressed to the Bank and mailed or delivered to it at its offices at:

 Union Bank of California, N.A.
 Mutual Fund Services Dept
 475 Sansome Street, 15th Floor
 San Francisco, California 94111

 or such other place as the Bank may from time to time designate in writing.

                   13.4 Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund, shall be sufficiently given if addressed to the Fund and mailed or delivered to it at its offices at:

 The Parnassus Income Trust
 One Market - Steuart Tower, Suite #1600
 San Francisco, CA 94105
 Attn: J. L. Dodson, President

 or at such other place as the Fund may from time to time designate in writing.

                   13.5 This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and as may be permitted or required by the 1940 Act.

                   13.6 This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Bank, or by the Bank without the written consent of the Fund authorized or approved by a resolution of the Board of Trustees of the Fund, and any attempted assignment without such written consent shall be null and void.

                   13.7 This Agreement shall be construed in accordance with the laws of the State of California (with regard to principles of conflicts of law).

                   13.8 It is expressly agreed to that the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Fund, personally, but bind only the property of the Fund, as provided in the Declaration of Trust of the Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Fund and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Fund property of the Fund as provided in its Declaration of Trust.

                   13.9  The  captions  of  the   Agreement   are  included  for
 convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  13.10 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

                  13.11 The Bank represents and warrants to the Fund that it is a national banking association duly organized and existing and in good standing under the laws of the United States; it is duly qualified to carry on its business in the State of California; it is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement; all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement; all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement; and it is duly authorized to act as a custodian under the 1940 Act.

         The Fund represents and warrants to the Bank that it is a business trust duly organized and existing and in good standing under the laws of the State of Massachusetts; it is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement; all proceedings required by said Declaration of Trust and By-Laws have been taken to authorize it to enter into and perform this Agreement; and it is an open-end, diversified investment company registered under the Investment Company Act of 1940.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized as of the day and year first above written.

                                        The Parnassus Income Trust

                                        By: Jerome L. Dodson, President
                                        Date: December 10, 1999

                                        Union Bank of California

                                        By: Moon Shil Lee, Vice President
                                        Date: December 22, 1999

                           The Parnassus Income Trust

                             Schedule A - Portfolios

 Parnassus Equity Income Fund
 Parnassus Fixed-Income Fund
 Parnassus California Tax-Exempt Fund

                                  The Parnassus Income Trust

                                  By: Jerome L. Dodson, President
                                  Date: December 10, 1999

                                  Union Bank of California

                                  By: Moon Shil Lee, Vice President
                                  Date: December 22, 1999

                           The Parnassus Income Trust

                                   Schedule B

        Of the Custody Contract between Union Bank of California, N.A. and the
                          Parnassus Equity Income Fund
                                Schedule of Fees

                             Effective July 1, 1999

 The Parnassus Equity Income Fund will pay an annual fee based on the average daily net asset value of that Portfolio as calculated and provided to Union Bank of California by the Parnassus Equity Income Fund.

 1 Basis Point of NAV

 Plus Transaction charges as follows:

 Security Transactions                             $15.00 Depository Eligible
                                                   $40.00 Depository ineligible
                                                   $40.00 options

 Monthly Holding Fee                               $2.00 Depository Eligible
                                                   $4.00 Depository Ineligible

 Disbursements/Fed Wires                           $10.00
 Scheduled Disbursements                           $3.00
 CMO Paydowns                                      $20.00
 Additional Asset/Cash Statements                  $10.00
 Out-of-pocket Expenses                                       As incurred

 To avoid duplicative fees, the net assets will be reduced by the value of any Short Term Government shares held in the Portfolio.

                                            The Parnassus Income Trust

                                            By: Jerome L. Dodson, President
                                            Date: December 10, 1999

                                            Union Bank of California

                                            By: Moon Shil Lee, Vice President
                                            Date: December 22, 1999

                           The Parnassus Income Trust

                                   Schedule B

    Of the Custody Contract between Union Bank of California, N.A. and the
                        Parnassus California Tax-Exempt Fund
                                Schedule of Fees

                             Effective July 1, 1999

 The Parnassus California Tax-Exempt Fund will pay an annual fee based on the average daily net asset value of that Portfolio as calculated and provided to Union Bank of California by the Parnassus California Tax-Exempt Fund.

 1 Basis Point of NAV

                                          The Parnassus Income Trust

                                          By: Jerome L. Dodson, President
                                          Date: December 10, 1999

                                          Union Bank of California

                                          By: Moon Shil Lee, Vice President
                                          Date: December 22, 1999

                           The Parnassus Income Trust

                                   Schedule B

         Of the Custody Contract between Union Bank of California, N.A. and the
                         Parnassus Fixed-Income Fund
                                Schedule of Fees

                             Effective July 1, 1999

 The Parnassus Fixed-Income Fund will pay an annual fee based on the average daily net asset value of that Portfolio as calculated and provided to Union Bank of California by the Parnassus Fixed-Income Fund.

 1 Basis Point of NAV

                                        The Parnassus Income Trust

                                        By: Jerome L. Dodson, President
                                        Date: December 10, 1999

                                        Union Bank of California

                                        By: Moon Shil Lee, Vice President
                                        Date: December 22, 1999

                                   Schedule C

                               Authorized Persons

 Part I - Access Persons of Bank

 Moon Shil Lee
 Libby Thomas
 Mark Peterson
 Phil Clarke

 Annabelle Anonuevo

 Part II - Officers of the Fund

 President                                                    Jerome L. Dodson
 Vice President                                               Bryant Cherry
 Vice President                                               Susan Loughridge




                                      The Parnassus Income Trust

                                      By: Jerome L. Dodson, President
                                      Date: December 10, 1999

                                      Union Bank of California

                                      By: Moon Shil Lee, Vice President
                                      Date: December 22, 1999

                                   Appendix A

                          CERTIFICATE OF THE SECRETARY

                               THE PARNASSUS FUND

                           THE PARNASSUS INCOME TRUST

         1, RICHARD D. SILBERMAN, hereby certify that:

         1. 1 am the duly elected and acting Secretary of The Parnassus Fund and The Parnassus Income Trust, both of which are Massachusetts business trusts (collectively, the "Funds"), with authority to execute and deliver this certificate;
          2. The following resolutions were duly adopted at a combined meeting of the Boards of Trustees of the Funds duly held on March 24, 2000:

                  RESOLVED, that, effective April 14, 2000, the custodian of the Fund's depository accounts is hereby authorized to disburse funds from the accounts of the Fund according to the following procedures:

          (1) For short-term investments that will be on deposit in a bank or other financial institution other than the custodian, two of the following signatories may authorize a transfer:

                                            Jerome L. Dodson
                                            Bryant Cherry
                                            Susan Loughridge
                                            Todd Ahlsten

                  (2)      For investment  securities  delivered  versus payment
                           (DVP), any one of the signatories identified in this resolution may authorize the disbursement of funds with no telephone confirmation required.

                  FURTHER RESOLVED, that any one of the following persons is hereby authorized, for and in the name of the Fund, to authorize the purchases or sales of securities by brokers acting on behalf of the
         Fund:

                           Jerome L. Dodson
                           Ben Liao
                           Todd Ahlsten

                  FURTHER RESOLVED, that the custodian of the Fund's depository accounts is hereby authorized to effect wire transfers of funds from shareholder accounts according to the following procedures:

                  (1) For transfers of $50,000 or less, only one of the signatures authorized by this resolution is required:

                  (2) For transfers of more than $50,000, only one of the signatures authorized by this resolution is required, but the custodian must call back one of the other authorized signatories to confirm the transaction. The confirming signatory must give his or her personal identification number ("PIN") orally to the confirming representative of the custodian. The confirming signatory should also sign the Fund's copy of the fax or other wire transfer instruction document after receiving the confirming telephone call from the custodian:

                  (3) For named accounts at named institutions, only one of the authorized signatures is required for transfers of $500,000 or less. For transfers to any of those named accounts at named institutions that are larger than $500,000, only one signature is required, but the custodian must call back one of the other authorized signatories to confirm the transaction. The confirming signatory must give his or her PIN orally to the confirming representative of the custodian. The confirming signatory must also sign the Fund's copy of the fax or other wire transfer instruction document after receiving the confirming telephone call from the custodian. The list of named accounts and named institutions shall be kept by the custodian and may only be amended by the signature of Jerome L. Dodson or Bryant Cherry.

                  (4) The authorized signatories for the transfer of funds pursuant to this resolution are:

                                    Jerome L. Dodson
                                    Bryant Cherry
                                    Susan Loughridge

                           In addition, Todd Ahlsten is an additional authorized signatory for confirmation calls only.

          3. The following are the signatures of the persons identified in the foregoing resolution

                           Jerome L. Dodson

                           Bryant Cherry

                           Susan Loughridge

                           Todd Ahlsten

                           Ben Liao

                           IN WITNESS WHEREOF,  I have set my hand this 31st day
of March, 2000.

                                             Richard D. Silberman Secretary

                              Deloitte & Touche LLP

                                50 Fremont Street

                          San Francisco, CA 94105-2230

                            Telephone: (415) 247-4000

                            Facsimile: (415) 247-4329

INDEPENDENT AUDITORS' CONSENT


The Parnassus Income Trust:

We consent to (a) the incorporation by reference in this Post-Effective Amendment No. 10 to Registration Statement No. 33-36065 of the Parnassus Income Trust on Form N-1A of our report dated January 14, 2000 appearing in the Trust's 1999 Annual Report to Shareholders incorporated by reference in the Statement of Additional Information ("SAI"), which is part of such Registration Statement,
(b) the reference to us under the heading "General" in the SAI, (c) the reference to us under the heading "Financial Highlights" in the Prospectus, which is a part of such Registration Statement, and (d) the reference to us under the heading "General Information" in such Prospectus.

Deloitte & Touche LLP
San Francisco, California

April 14, 2000

                                 CODE OF ETHICS

                                       of

                               THE PARNASSUS FUND

                           THE PARNASSUS INCOME TRUST

                                       and

                              PARNASSUS INVESTMENTS

         Adoption of this Code. This Code of Ethics (this "Code") has been adopted by The Parnassus Fund and The Parnassus Income Trust (each of which is referred to as the "Fund") and Parnassus Investments (the "Adviser") in compliance with Rule 17j-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act").

         General Principles. In their personal investment activities, all Trustees and officers of the Fund and all officers, directors and staff of Parnassus Investments should at all times place the interests of Fund shareholders before their own personal interests. All personal securities transactions should be conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust or responsibility. No one affiliated with the Fund should take inappropriate advantage of his or her position.

         Activities covered by this Code. This Code applies to all activities by which a Covered Account (see below) acquires or disposes of any direct or indirect beneficial interest in a Covered Security. (See Appendix A to this Code for a discussion of what constitutes such a beneficial interest). Covered Securities do not, however, include transactions which are not voluntary, such as the receipt or disposition of Covered Securities in a reorganization in which all holders are bound by a vote of holders.

         Accounts covered by this Code. This Code covers all securities accounts ("Covered Accounts") in which any "access person," as defined by the Rule, has any direct or indirect beneficial interest. See Appendix B to this Code for the definition of "access person." The President of the Fund is the Compliance Officer (the "Compliance Officer") and shall be responsible, as required by the Rule, for the identification and notification of access persons and the maintenance of records relating thereto.

         Note: Due to the beneficial ownership provisions of the Rule (see Appendix A), Covered Accounts may include accounts not only in the names of access persons, but other accounts not registered in their names, including accounts held for their benefit, certain family accounts and certain accounts of trusts, estates, partnerships and corporations. Access persons may exclude accounts which would otherwise be Covered Accounts in certain cases as discussed in Appendix A. A Covered Account related to a particular access person is referred to as a "Covered Account of that access person" or in similar terms.

         Covered Security. A "Covered Security" as used in this Code means any Security, as defined in Section 2(a)(36) of the 1940 Act except:
                  (a) securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, and shares of registered open-end investment companies; and

                  (b) securities issued by an entity that is not registered under Section 12 of the Securities Exchange Act of 1934 of which an access person holds, directly or indirectly, the right to thirty percent (30%) or more of the voting power, provided that such access person has previously given written notice of that fact to the Compliance Officer.

         Covered Transactions. A "Covered Transaction" as used in this Code means any Covered Activity in a Covered Account involving Covered Securities. Because of the complexity of these definitions, an example is provided below to illustrate the application of these definitions. This example is not meant to cover all cases, but only to show how the definition works in a particular fact situation.

                  Example: The wife of an access person has a custodial account for a minor child. Because of the beneficial ownership provision of the Rule, this is a Covered Account. The Account holds Covered Securities. The Covered Securities are sold. This is a Covered Activity, because it is voluntary. Thus,the transaction is a Covered Transaction.

         Prohibited Activities. For purposes of this Code, "access persons" are all Trustees and officers of the Fund and all officers, directors and stall of Parnassus Investments who are registered with the National Association of Securities Dealers, Inc., or who have access to information about the Fund's investment activities before they become part of the public record. However, independent Trustees and other access persons who have no knowledge of the Fund's investment activities before those activities become part of the public record may obtain exemption from the prohibitions of paragraphs (3) and (4) upon certifying those facts to the Compliance Officer. Similarly, an access person, even one who has non-public knowledge of the Fund's investment activities, may obtain exemption for an account over which such person has no direct or indirect influence or control.

         The following are substantive restrictions on personal investing activities of all access persons:

         (1) Initial Public Offerings. No access person may invest in an initial public offering unless the Compliance Officer gives prior written approval and certifies that the investment need not be reserved for the Fund and that the opportunity is not being offered to such access person by virtue of his or her position with the Fund. Any decisions by the Fund to purchase securities of that issuer within the following two (2) years shall be subject to an independent review by the Compliance Officer and shall be reported to the Trustees of the Fund at their next meeting.

         (2) Private Placements. No access person may invest in a private placement unless the Compliance Officer gives prior approval and certifies that the investment need not be reserved for the Fund and its shareholders and that the opportunity is not being offered to the access person by virtue of his or her position with the Fund. Any decisions by the Fund to purchase securities of that issuer within the following two (2) years shall be subject to an independent review by the Compliance Officer and shall be reported to the Trustees of the Fund at their next meeting.

         (3) Blackout Periods. No access person may buy or sell a security within five (5) business days before or after the Fund or any other account managed by Parnassus Investments trades in that same security or is considering a trade in that security. Any profits realized on trades within the proscribed period must be disgorged.

         (4) Ban on Short-Term Trading Profits. No access person may profit from the purchase and sale or sale and purchase of the same (or equivalent) security within 60 calendar days. Any profits realized on such short-term trades must be disgorged.
                  Independent Trustees and other access persons who have no knowledge of the Fund's investment activities before those activities become part of the public record are not subject to this prohibition.

         (5) Gifts. No access person may receive a gift or other thing of value worth more than $300 from any person or entity that does business with or on behalf of the Fund. Any gift from any person or entity that does business with or on behalf of the Fund in excess of $10 shall be entered in the Gift Log which is maintained by the Compliance Officer.

         (6) Service as a Director. No person with decision-making authority over the investment process at the Fund shall serve on the board of directors of a publicly-traded company unless the Trustees determine that such service would be consistent with the interest of the Fund and its shareholders.

         Compliance Procedures. The Compliance Officer shall be the President of the Fund and as used in this Code, the term "Compliance Officer" shall include that Officer or any person under his supervision to whom any functions hereunder have been delegated. For personal trading by the President or a member of his family residing with him, the Board of Trustees shall designate one of its members to assume the role of Compliance Officer. The designated Trustee shall consult with the Director of Research to determine the status of the Funds' trading. Both the Director of Research and the designated Trustee shall keep a record of approvals for the President's personal trading and that of family members residing with him. The following are the compliance procedures:

         (1) Notification of Outside Account. All employees shall provide written notification to the Compliance Officer of their intent to open a trading account prior to opening such an account. If the account was opened prior to the employee's hire date, the employee shall notify the Compliance Officer promptly after the hire date.

         (2) Preclearance. All access persons must "preclear" all personal securities trades with the Compliance Officer. The Compliance Officer must preclear his trades with the Board of Trustees. Independent Trustees and other access persons who have no nonpublic knowledge of the Fund's investment activities are exempt from this requirement.

         (3) Records of Securities Transactions. All access persons must send duplicate copies of brokerage statements to the Compliance Officer for any Covered Account. This requirement shall not apply to independent Trustees and other access persons who have no knowledge of the Fund's investment activities before those activities become part of the public record and so certify to the Compliance Officer.

         (4)      Disclosure of Personal Holdings.
                  -------------------------------

         (a) All access persons (other than independent Trustees of a Fund) must disclose all personal securities holdings within 10 days of becoming access persons and thereafter must file an annual report containing personal holdings information that is current as of a date not more than 30 days before the report is submitted. Both the initial holdings report and the annual report must contain the following information:

o the title, number of shares and principal amount of each Covered Security in which the access person had, for the period covered, any direct or indirect beneficial ownership,

o the name of any broker, dealer or bank with whom the access person maintains an account in which any securities are held for the direct or indirect benefit of the access person,

o        the date on which the access person submits the report.

         (b) Within 10 days of each fiscal quarter end, each access person of a Fund must file with the Fund and each access person of the Adviser must file with the Adviser a quarterly transaction report. Each independent Trustee of a Fund is exempt from providing the quarterly report, unless such Trustee knew or, in the ordinary course of fulfilling his or her duties as Trustee, should have known that during the 15-day period immediately before or after the Trustee's transaction in a Covered Security, the Fund purchased or sold the Covered Security, or the Fund or the Adviser considered purchasing or selling the Covered Security.

         The quarterly report should disclose the following information with respect to any transaction during the quarter in which the access person had any direct or indirect beneficial ownership:

o the date of the transaction, title, interest rate and maturity (if applicable), number of shares and principal amount of each Covered Security involved,

o the nature of the transaction (purchase, sale or any other type of acquisition or disposition),

o the price of the Covered Security at which the transaction was affected,

o the name of the broker, dealer or bank with or through which the transaction was affected, and

o        the date on which the access person submits the quarterly report.

         The quarterly report should disclose the following with respect to any account established by the access person in which any securities were held during the quarter for the direct or indirect benefit of the access person:

o the name of the broker, dealer or bank with whom the access person established the account,

o        the date the access person established the account, and

o        the date on which the access person submits the report.

         (c) A person  need not submit any of the reports  listed in  paragraphs
         (a) and (b) above with respect to transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control.

         (5) Certification of Compliance. All access persons must certify annually that they have read and understood this Code and recognize that they are subject thereto. They must certify annually that they have complied with this Code and they have complied with its requirements including reporting all personal securities transactions required to be disclosed or reported. All access persons that are not currently submitting copies of any brokerage activity to the Compliance Officer must provide written certification annually that there has been no reportable securities activity during the previous year.

(6)               Review  by  the  Board  of  Trustees.  Each  year  the  Fund's management shall prepare a report to the Trustees that summarizes existing procedures concerning personal investment and any changes made to procedures during the preceding year. The report will also identify any violations requiring significant remedial action during the past year and will make suggestions for any changes deemed necessary.

Entity                  Adopted                           Amended

The Parnassus Fund      12/7/94  3/17/97, 7/17/97, 12/11/98, 3/12/99, 7/12/99,
                                 3/24/00
Parnassus Income Trust  12/2/94  3/17/97, 7/17/97, 12/11/98, 3/12/99, 7/12/99,
                                 3/24/00
Parnassus Investments   1/12/95  3/17/97, 7/17/97, 12/11/98, 3/12/99, 7/12/99,
                                 3/24/00

                                   APPENDIX A

         The purpose of this Appendix is to discuss the circumstances in which an access person may have a "direct or indirect beneficial interest" in a securities account. Under the Rule, this question is to be "interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934."

         There is no comprehensive rule under that Section as to what constitutes beneficial ownership. Therefore, the only guidance is provided by SEC Releases and decided court cases so there can be changes from time to time. This Appendix is not designed to be a complete or comprehensive discussion, but only a summary of important areas.

         Under the Rule, an access person need not report "with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control." Thus, even if an access person has a beneficial interest in an account, as discussed herein, such account may not be a Covered Account as defined in the Code. For the purposes of the Code, an access person may remove an account which would otherwise be a Covered Account from that category by filing with the Compliance Officer a statement indicating lack of influence and control as stated above together with such other documents as the Compliance Officer may require to demonstrate such lack of influence or control

         The general categories of types of beneficial ownership may be summarized as follows: (i) direct ownership; (ii) securities held by others for the benefit of an access person; (iii) securities held by certain family members; and (iv) securities held by certain estates, trusts, corporations or partnerships.

         Direct Ownership. This includes securities registered in the name of an access person and bearer securities of which the access person is the bearer.

         Securities held by others for the benefit of an access person. This involves, in general, any agreement, arrangement or understanding under which an access person derives benefits substantially equivalent to those of ownership. This category would include, but not be limited to, securities held by pledgees, custodians and brokers.

         Securities held by certain family members. The SEC has indicated that the "beneficial ownership" of an access person extends to securities owned (see below) by a wife or husband of that access person, by a minor child or by other relatives (i) sharing the same household, or (ii) not sharing the same household but whose investments the access person directs or controls. That ownership by relatives may be direct (i.e., in their own name) or in one or more of the indirect ways described in this Appendix. This beneficial ownership position of the SEC is not affected by whether or not the assets being invested are the separate property of the relative. However, an access person may, as described in the Code, disclaim beneficial ownership of any particular securities and also may, as described in this Appendix, remove from the category of Covered Accounts any accounts over which the access person has no direct or indirect influence or control.

         Securities held by estates etc. An access person may also have a beneficial interest in securities held by estates, trusts, partnerships or corporations. Access persons who are (i) settlers (i.e., creators), trustees or beneficiaries of a trust, (ii) executors or administrators of, or beneficiaries or legatees of, an estate; (iii) partners of a partnership, or (iv) directors, officers or substantial shareholders of a corporation, which, in each case, invests in Covered Securities, are required to obtain a determination from the Compliance Officer as to whether the accounts in question are Covered Accounts. In making any such determination, the Compliance Officer may rely on an opinion of counsel.

                                   APPENDIX B

         1.       "Access person" means:

         (i) With respect to the Fund, any Trustee, officer or advisory person, as defined below, of the Fund;

         (ii) With respect to the Adviser, any director, officer or advisory person of the Adviser who, with respect to the Fund, makes any recommendation, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation shall be made to the Fund; or who, in connection with his or her other duties, obtains any information concerning recommendations being made by the Adviser to the Fund.

         2.       "Advisory person" of the Fund and the Adviser means:

         (i) Any employee of any of them (or any company in a control relationship to any) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and

         (ii) Any natural person in a control relationship to any of them who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a covered security by the Fund.